UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22532

Name of Registrant: Royce Global Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 – December 31, 2020

Item 1. Reports to Shareholders.

roycelnvest.com

ROYCE
Investment Partners

TheRoyceFunds

Royce Closed-End Funds 2020 Annual

Review and Report to Stockholders

December 31, 2020

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

A Few Words on Closed-End Funds

Royce Investment Partners manages three closed-end funds: Royce Global Value Trust, which invests primarily in companies with headquarters outside of the United States; Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

●	A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

●	In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

●	A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

●	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

●	Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 62 and 63. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 64 or visit our website at www.royceinvest.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2020 Annual Report to Stockholders

This page is not part of the 2020 Annual Report to Stockholders

Letter to Our Stockholders

2020’S MARKET: DICKENSIAN DAYS

In a year that saw so much sorrow met by equal amounts of quiet heroism, it seems almost fitting that the market was subject to extremes of its own. For equity investors, particularly for those in small-cap stocks, the timing of these excesses was fortuitous, going from the worst of times through February and March to the best in 2020’s last three months. After beginning the year with the largest ever quarterly loss in its more than 40-year history (-30.6%), the small-cap Russell 2000 Index proceeded through two positive quarters before enjoying its best showing ever in the fourth quarter, when it gained 31.4%. While we have witnessed many extremes and oddities in our nearly five decades of small cap investing, we have never seen a year quite like 2020.

Prior to 2020, small cap had never experienced record-setting extremes in the same year during any decline and rebound period. The speed with which the market crashed and recovered was truly extraordinary. Moreover, from its 3/18/20 low through the end of December, the Russell 2000 rallied 101.3%, though deeper-than-average declines have always been followed by steeper than average recoveries. When all was said and done, the small-cap index rose a more than respectable 20.0% for the calendar year.

2020 also saw the striking contrast of the public health crisis with the buoyant stock market, which left many wondering if the market was detached from reality and therefore sure to fall. However, it’s important to remember that the market is forward looking and often sees past difficulties, even formidable ones, that it deems temporary. And as we have often reminded investors, stocks are financial instruments. The level of support they receive from the Federal Reserve can often impact valuations as much as, if not more than, current economic conditions. During the pandemic, the Fed took several aggressively supportive steps to shore up the economy and financial system. These unprecedented efforts also led U.S. Treasury yields to all-time lows while pushing stock valuations close to all-time highs. This explains why, when viewed through the lens of 1% 10-year Treasury yields, small cap valuations in general look relatively reasonable to us—and thus may have farther to climb.

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LETTER TO OUR STOCKHOLDERS

Having said that, we are also mindful that 2020 was a much better year for the markets than the economy or corporate profits, and that 2021 may well be its mirror image. The triple-digit advance for the Russell 2000 off the March trough has assuredly priced in much, though we think not all, of the improvement in profits many companies are likely to experience in 2021. To be sure, the U.S. economy appears to be decidedly in coiled spring mode. Numerous comparisons have already been made to the Roaring Twenties, when a wave of spending and other economic activity was spurred by the nearly coterminous ends of the flu epidemic and World War I. As vaccinations continue to roll out, 2021 may see more positive headlines for the economy than we do for the stock market.

THE OLD CURIOSITY SHOP: WHERE ARE WE IN THE SMALL-CAP CYCLE?

Long-time readers will recall that we like to compare the current small cap market cycle to the patterns of the past to provide some guidance about potential returns. A historical analysis of small-cap cycles also signals the likelihood of further small cap advances. Going back to the Russell 2000’s 1979 inception, we looked at the 12 previous small-cap market cycles to get a sense of where we may be in the current one. We looked at the returns from the peak of one cycle to the next. While we found considerable variance in these peak-to-peak performances, they did cluster within a fairly narrow return range. The chart below shows the peak-to-peak returns for all 12 full market cycles (as well as what the Russell 2000 gained in the current cycle through the end of 2020). The average return for the 12 peak-to-peak periods was 43.8%, with seven of those 12 periods enjoying returns in the range of 38-59%. Contrasting those performances with the current small cap cycle’s 17.3% return since the most recent index peak suggests to us that the current small cap cycle has room to run—especially in a period of economic expansion.

To contextualize our optimistic outlook, it is worth noting that we expect the pace of small-cap’s advance to slow markedly. Although the average first-year return for the 12 previous market troughs was 58.1%, the average return for the subsequent 12 months was 13.6% for the eight peak-to-peak periods that lasted two years or more—still a historically high result.

Russell 2000 Peak-to-Peak Returns for Market Cycles Following Drawdowns of 15% or More from 12/31/78-12/31/20

Past performance is no guarantee of future results.

This page is not part of the 2020 Annual Report to Stockholders	|	3

LETTER TO OUR STOCKHOLDERS

A TALE OF TWO ASSET CLASSES

Small caps pulled ahead of large caps in 2020’s bullish fourth quarter after lagging by a wide margin through the first three. We see this as a sustainable leadership shift. While small-cap valuations sit at the high end of their historical range, they are nonetheless lower than average when compared with interest rates and notably less expensive than large caps. The chart below uses one of our preferred valuation metrics—LTM EV/EBIT (the last 12 months earnings versus earnings before interest and taxes, excluding companies with no earnings). This chart shows one crucial result of small cap’s long-term underperformance versus large caps: at the end of 2020, small caps were trading versus large caps at one of the cheapest relative valuations we have seen in 20 years. You would need to go back to the 2000 Internet Bubble to find a wider valuation disparity between the two.

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT1 (ex. Negative EBIT Companies) from 12/31/00 to 12/31/20

1Earnings before interest and taxes.

Past performance is no guarantee of future results.
Source: FactSet

In addition, the long-running demand for stocks in the NASDAQ-100 Index, in particular the well-known FAAMG (Facebook, Apple, Amazon, Microsoft, and Google) group, has led to an unprecedented level of market capitalization concentration. If investors reallocated even a relatively small percentage of their assets out of these current favorites and into small cap, it would bring significant buying power to the asset class. Along with the prospect of a rebounding global economy, these factors underpin our optimism.

Finally, in addition to the relative valuation discount and the potential benefit from a rebalancing of investor interest, there is data to support the case for small-cap superiority during periods of robust economic growth. Small caps are more sensitive to economic cycles than large caps and thus often outperform their larger siblings in strengthening economies. We compared performance for the Russell 2000 and Russell 1000 when nominal GDP growth was 5% or higher over the last 20 years and found that small caps beat large caps 63% of the time in these periods—and did so by an average return margin of 4.4%. The current consensus for 2021 forecasts that nominal GDP growth will exceed 6%, which should be a supportive environment for small caps.

GREAT EXPECTATIONS FOR SMALL-CAP LEADERSHIP

If small-caps do lead large caps, which areas look likely to lead within the small-cap universe? For some time, many market observers have been expecting value stocks to take the leadership reins of small cap. Yet even as the Russell 2000 Value Index enjoyed a highly impressive fourth quarter in 2020, edging past the Russell 2000 Growth Index (+33.4% versus +29.6%), it also trailed its growth counterpart in calendar 2020 by one of the largest margins on record, up 4.6% versus 34.6%. 2020 marked the tenth of the last 12 calendar years of growth’s superiority.

However, we do see some signs that a change may be coming. The same robust economic conditions that tend to favor small caps also have historically rewarded value. Specifically, when nominal GDP growth has exceeded 5% (the current consensus expectation for 2021 and 2022), small-cap value outperformed small-cap growth 68% of the time by an average of more than 4%. We would welcome such a leadership shift. At the same time, however, we are more confident in the likelihood of ongoing leadership for cyclicals

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LETTER TO OUR STOCKHOLDERS

We have been actively investing in a variety of diverse cyclical companies. For example, we have been focusing on those businesses that look poised to benefit from those changes in consumer behaviors that have been precipitated or accelerated by the coronavirus. We also continue to invest in companies that help to manage the increased complexity of logistics for other businesses.

(a status they assumed within small cap in May 2020) than we are in a sustained leadership stint for small-cap value.

Rolling 12 Month Returns of Russell 2000 Pure Value vs Russell 2000 Pure Growth Indexes From 12/31/00 to 12/31/20

Past performance is no guarantee of future results.

When we talk to companies, they tell us about growing order books, scarcity of inventory, and strong, low-debt balance sheets, all of which support the idea that a cyclical rebound is under way. In addition to these supportive cyclical conditions, value will also need market leadership from Financials, Materials, and perhaps Energy to pull ahead of growth. These three, often referred to as the “reflationary” sectors, would benefit from sustained inflation and/or commodity price strength, both of which might occur if the dollar continues to weaken. While all of that seems plausible to us, this sort of macro projection lies beyond our core competencies. So while it’s true that there is substantial overlap between value and cyclicals, we feel more secure about the prospects for the latter. More important for our investors, the small-cap value index is not the best proxy for how our own value-oriented strategies invest, and we think these portfolios should be able to do well regardless of how the value index performs.

With all of this in mind, we have been actively investing in a variety of diverse cyclical companies. For example, we have been focusing on those businesses that look poised to benefit from those changes in consumer behaviors that have been precipitated or accelerated by the coronavirus. We also continue to invest in companies that help to manage the increased complexity of logistics for other businesses. The increased popularity of outdoor leisure activities, specifically for recreational vehicles and boating, has led us to manufacturers that should benefit from the sustainably higher demand for products and aftermarket services. Ongoing strength in the housing market is seeding opportunities across several of our strategies as more and more people can live farther from their employers, particularly in the absence of a daily commute. Workers requiring additional or reworked space for home offices is creating demand for new homes and home remodeling as well as consistently reliable connectivity. We therefore hold homebuilding, building products, and manufactured housing companies. We also own a number of companies in the semiconductor capital equipment space across several of our strategies as the secular shift toward work from home is intersecting fortuitously with both the longstanding trend toward more widespread use of semis and current highly favorable supply/demand dynamics.

This page is not part of the 2020 Annual Report to Stockholders | 5

LETTER TO OUR STOCKHOLDERS

Taking the long view, 88% of all rolling three-year return periods since 1945 have produced positive returns for small caps. The current probability might be even higher, due to below average valuations for small caps in the context of 1% Treasury bond yields, an accommodative Federal Reserve, and a recovering economy in the U.S. and for most of the globe.

HARD TIMES OR GOOD TIMES AHEAD?

Our outlook hinges on two percentages, 84% and 88%. Each can help to answer two of the most relevant investor questions for 2021. The first is, do we think that small caps will see a correction during the year? This seems probable. Taking the long view (as is our wont), in 84% of the past 25 calendar years, small caps have experienced a decline of at least 10%. It’s important to keep this in perspective by recalling two aspects of volatility: it is a regularly recurring feature of the small-cap landscape, one that investors should expect, and its sudden movements can benefit a disciplined active manager. The current environment somewhat increases our expectations for volatility. Needless to say, the market endured above-average volatility in 2020, and stocks do not typically transition seamlessly from high volatility periods to more placid ones. The three years that followed the wildly tumultuous 2008, for example, each experienced volatility spikes of their own. In addition, as we write this letter in late January, we note that the small-cap market is seeing elements of frothiness, including a surge in SPAC (Special Purpose Acquisition Corporations) issuance and considerable intra-day volatility in certain stocks favored by day traders. While not a reason for any long-term concern, these developments echo past excesses.

The second question is, do we think that small caps can advance over the next several years? That seems likely to us. Again, taking the long view, 88% of all rolling three-year return periods since 1945 have produced positive returns for small caps, according to data from Center for Research into Security Prices, where the CRSP 6-10 serves as the small-cap proxy. The current probability might be even higher, due to the aforementioned below average valuations for small caps in the context of 1% Treasury bond yields, an accommodative Federal Reserve, and a recovering economy in the U.S. and for most of the globe. Even against this constructive backdrop, we expect selectivity to be key. The economy is likely to continue rebounding in an uneven fashion as growth revs up and ultimately stabilizes. Regardless, however, of the shape our collective “new normal” takes, we think 2021 will not only be different enough from pre-2020 to create potential advantages for disciplined active management but should also be a rewarding one for select cyclicals in the small-cap universe.

Sincerely,

Charles M. Royce Chairman, Royce Investment Partners	Christopher D. Clark Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Francis D. Gannon Co-Chief Investment Officer, Royce Investment Partners

February 1, 2021

6 | This page is not part of the 2020 Annual Report to Stockholders

Performance

NAV Average Annual Total Returns
As of December 31, 2020 (%)

	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION	INCEPTION DATE
Royce Global Value Trust	19.67	9.62	13.92	N/A	N/A	N/A	N/A	N/A	8.37	10/17/13
Royce Micro-Cap Trust	33.60	13.07	15.72	11.50	9.23	10.87	11.13	N/A	11.31	12/14/93
Royce Value Trust	21.85	10.79	15.53	10.26	8.53	9.51	10.52	11.84	10.82	11/26/86
INDEX
MSCI ACWI Small Cap Index	16.33	7.47	11.39	8.82	8.12	9.12	8.24	N/A	N/A	N/A
Russell Microcap Index	20.96	8.78	11.89	10.55	7.34	8.95	N/A	N/A	N/A	N/A
Russell 2000 Index	19.96	10.25	13.26	11.20	8.91	8.74	9.05	10.96	N/A	N/A

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap, and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

This page is not part of the 2020 Annual Report to Stockholders | 7

MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE

Royce Global Value Trust (“RGT”) advanced 19.7% on an NAV (net asset value) basis and gained 24.4% based on market price for 2020, outpacing its benchmark, the MSCI ACWI Small Cap Index, which returned 16.3% for the same period. RGT’s strength through the extraordinary market of 2020 also helped it to outpace the MSCI ACWI Small Cap Index on an NAV and market price basis for three- and five-year periods ended 12/31/20.

WHAT WORKED… AND WHAT DIDN’T

Eight of the Fund’s 10 equity sectors finished 2020 in the black. Information Technology, the Fund’s second largest weighting, made the most sizable positive contribution by a wide margin, followed by Financials and Health Care. Energy and Consumer Discretionary were the only two sectors that detracted during the year while Communication Services, one of our lowest sector weights, made the smallest contribution. At the industry level, capital markets (Financials) contributed most, followed by two groups in Information Technology: electronic equipment, instruments & components and software. Conversely, energy equipment & services (Energy) hampered results most during 2020, with marine and road & rail, both from Industrials, also detracting from performance.

Headquartered in Canada, Descartes Systems Group was the top performing position in 2020. As a technology company specializing in supply chain management and logistics software, as well as cloud-based services for logistics businesses, Descartes devoted much of 2019 and early 2020 to making acquisitions to add depth and breadth to its business. This allowed the company to benefit from the many supply chain disruptions and logistical challenges wrought by the pandemic, with its Global Logistics Network (GLN) product proving especially additive. At the beginning of December 2020, the firm reported results for its fiscal third quarter of 2021, noting record levels in revenue and adjusted EBITDA (earnings before interest, taxes, depreciation & amortization) that ran ahead of expectations. Also contributing to 2020’s performance was Tel Aviv Stock Exchange, which remained fully operational throughout the pandemic and saw substantial increases in trading volume, higher revenue from listing fees, and increases in annual levies. Even as the globe’s markets began to stabilize following the spring 2020 lows, revenues across trading and data distribution have remained much higher than comparable levels from 2019. We also like how the company’s largely fixed cost structure has allowed it to scale and improve earnings on a run rate basis.

Kirby Corporation detracted most at the position level in 2020. The company operates barges for petrochemicals and refined petroleum products on U.S. inland waterways. With chemical volume demand and exports hit hard during the pandemic, Kirby’s inland barge utilization rates fell close to an all-time low, hitting 73% in the second quarter. Kirby’s segment that services the oil and gas and commercial & industrial markets ran a loss in 2020 due to lower U.S. fleet miles, fewer fleet repairs, and depressed demand for hydraulic fracturing. With its prospects for recovery increasingly impacted by cyclical industry dynamics more than the positive attributes we see in its business model, we chose to exit the position in RGT. Canada-based Computer Modelling Group, a software company that produces reservoir simulation software for the oil and gas industry, also detracted notably in 2020. Like many businesses with exposure to energy, its stock fell mostly as a result of turmoil in the oil and gas markets. Surmising that current energy oversupply conditions would likely persist, we exited our position in RGT’s portfolio during the first half of 2020.

Relative to the MSCI ACWI Small Cap Index for the calendar year, the Fund benefited from both savvy stock selection and sector allocation decisions. Effective stock picking made Financials the Fund’s top-performing sector versus the global small-cap index while Real Estate was additive because of our lower weighting and stock selection. The Fund also benefited from our lack of exposure to Utilities, though to a far more modest degree. On the other hand, our lower exposure and ineffective stock selection detracted from performance in both Health Care and Consumer Discretionary, and the portfolio’s cash position also hurt relative results.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

Descartes Systems Group (The)	1.23	Kirby Corporation	-0.83
Tel Aviv Stock Exchange	1.19	Computer Modelling Group	-0.68
XP Power	1.02	Tegma Gestao Logistica	-0.58
IMCD	0.98	Pason Systems	-0.56
Daifuku	0.90	Assured Guaranty	-0.50
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

Near-term uncertainty notwithstanding, we believe the stage has been set for a global economic recovery that will benefit the more economically sensitive sectors of the overall economy as supply-side shocks continue to wane and pent-up demand is released. As has been the case throughout the pandemic, the world’s central banks appear willing to maintain or increase accommodation, clearing the way for fiscal policy to assume a larger role. All of this hinges, of course, on a relatively smooth roll-out for the coronavirus vaccine. Our outlook for the global cyclical small-cap companies we hold is therefore brighter for 2021 and 2022 than it was at the beginning of 2020. However, growth is likely to be unevenly distributed—and that is where we think active managers can offer an edge. The ability to recognize patterns, understand industry dynamics, and evaluate management teams should all prove crucial in such a climate.

8 | 2020 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance
Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	28.56	19.67	9.62	13.92	8.37
[1] Not Annualized

Market Price Performance History Since Inception (10/17/13)
Cumulative Performance of Investment[1]

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	24.4%	102.7%	N/A	N/A	N/A	73.8%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
²	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

XP Power	2.1
Marlowe	2.0
SEI Investments	1.8
Restore	1.8
SThree	1.7
New Work	1.7
IPH	1.7
Morningstar	1.6
Learning Technologies Group	1.5
OEM International Cl. B	1.4

Portfolio Sector Breakdown
% of Net Assets

Industrials	33.3
Information Technology	27.9
Financials	12.9
Health Care	6.7
Materials	5.0
Communication Services	3.7
Real Estate	2.6
Consumer Staples	1.6
Consumer Discretionary	1.5
Energy	1.0
Cash and Cash Equivalents, Net of Outstanding Line of Credit	3.8

Calendar Year Total Returns (%)

YEAR	RGT
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown [1,2]
% of Net Assets

United States	26.9
United Kingdom	18.2
Canada	9.3
Japan	7.1
Sweden	6.5
Germany	5.3
Australia	3.2

¹ Represents countries that are 3% or more of net assets.

² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$84 million
Number of Holdings	128
Turnover Rate	54%
Net Asset Value	$14.95
Market Price	$13.36
Average Market Capitalization[1]	$2,009 million
Weighted Average P/E Ratio[2,3]	34.7x
Weighted Average P/B Ratio[2]	3.6x
Active Share[4]	98%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (18% of portfolio holdings as of 12/31/20).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Note Regarding Non-Fundamental Investment Policy Change to Become Effective on or About May 1, 2021

On February 18, 2021, the Board of Directors of RGT approved reducing the percentage of the Fund’s net assets required to be invested in companies headquartered in at least three countries outside the United States from 65% to 40%, effective on or about May 1, 2021. The press release announcing such change was subsequently filed on Form 8-K with the Securities and Exchange Commission and is available on its website at www.sec.gov. The Fund’s investment objective and other investment policies and restrictions will remain unchanged.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020.

2020 Annual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments
Common Stocks – 96.2%
	SHARES	VALUE

AUSTRALIA – 3.2%
Cochlear [5]	4,900	$714,526
IPH [5]	281,675	1,397,052
Steadfast Group [5]	76,900	236,779
Technology One [5]	54,900	346,800
Total (Cost $1,781,578)		2,695,157

BERMUDA – 0.8%
Assured Guaranty [2]	10,800	340,092
† Bank of N.T. Butterfield & Son	9,800	305,368
Total (Cost $888,710)		645,460

BRAZIL – 0.7%
B3-Brasil, Bolsa, Balcao [5]	15,000	179,924
TOTVS [5]	75,085	415,668
Total (Cost $288,675)		595,592

CANADA – 9.3%
Alamos Gold Cl. A	86,400	754,787
Altus Group	23,300	899,491
AutoCanada	21,500	398,786
† CAE	17,200	476,584
† Centerra Gold	39,000	451,615
† Descartes Systems Group (The) [1],[2],[3]	16,000	935,680
FirstService Corporation	2,100	287,196
Major Drilling Group International [1]	168,000	1,014,942
Morneau Shepell	47,700	1,162,802
Pan American Silver [2]	12,700	438,277
Sprott	34,360	997,679
Total (Cost $4,555,293)		7,817,839

CHINA – 0.3%
A-Living Smart City Services [5]	60,500	269,555
Total (Cost $84,106)		269,555

DENMARK – 0.7%
Chr. Hansen Holding [1],[5]	2,600	267,511
SimCorp [5]	2,400	356,479
Total (Cost $385,637)		623,990

FRANCE – 1.2%
Esker [5]	3,000	648,371
Interparfums [1],[5]	6,620	347,278
Total (Cost $377,050)		995,649

GERMANY – 5.3%
Amadeus Fire [1],[5]	5,500	807,891
Carl Zeiss Meditec [5]	4,400	585,483
CompuGroup Medical [5]	4,800	460,963
† Deutsche Konsum REIT [5]	13,776	264,049
Medios [1],[5]	4,000	182,401
New Work [5]	4,200	1,437,224
PATRIZIA [5]	6,700	214,888
STRATEC [5]	3,000	449,862
Total (Cost $2,805,028)		4,402,761

GREECE – 0.9%
Sarantis [5]	67,700	773,734
Total (Cost $581,584)		773,734

ICELAND – 1.2%
† Ossur [5]	127,300	1,012,075
Total (Cost $835,259)		1,012,075

INDIA – 2.2%
AIA Engineering [5]	30,200	824,901
† WNS Holdings ADR [1],[2],[3]	14,700	1,059,135
Total (Cost $1,599,027)		1,884,036

INDONESIA – 0.2%
Selamat Sempurna [5]	2,053,100	202,524
Total (Cost $187,196)		202,524

ISLE OF MAN – 0.3%
† Strix Group [5]	73,800	221,650
Total (Cost $158,021)		221,650

ISRAEL – 1.6%
Nova Measuring Instruments [1],[2]	9,300	656,580
Tel Aviv Stock Exchange [5]	137,900	702,861
Total (Cost $578,251)		1,359,441

ITALY – 1.4%
Carel Industries [5]	42,100	987,304
Gruppo MutuiOnline [5]	4,600	195,022
Total (Cost $601,689)		1,182,326

JAPAN – 7.1%
Advantest Corporation [5]	8,700	653,169
As One [5]	3,000	512,948
Benefit One [5]	13,900	411,657
Daifuku [5]	4,500	556,992
eGuarantee [5]	13,500	294,533
Fukui Computer Holdings [5]	12,100	470,079
Morningstar Japan KK [5]	108,700	483,247
Nihon M&A Center [5]	4,600	307,833
NSD [5]	18,600	401,337
Prestige International [5]	41,900	370,373
SCSK [5]	2,800	160,278
TechnoPro Holdings [5]	2,500	207,513
TKC Corporation [5]	13,400	1,005,601
Zenkoku Hosho [5]	3,400	156,373
Total (Cost $3,165,647)		5,991,933

LUXEMBOURG – 0.3%
† Eurofins Scientific [1],[5]	2,700	226,547
Total (Cost $137,617)		226,547

MEXICO – 0.3%
Becle	94,800	238,673
Total (Cost $158,552)		238,673

NETHERLANDS – 1.2%
IMCD [5]	7,900	1,003,769
Total (Cost $556,580)		1,003,769

NEW ZEALAND – 0.5%
Fisher & Paykel Healthcare [5]	16,200	384,705
Total (Cost $86,003)		384,705

NORWAY – 1.0%
TGS-NOPEC Geophysical [5]	57,000	870,224
Total (Cost $585,676)		870,224

10 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Schedule of Investments (continued)
	SHARES	VALUE
SINGAPORE – 2.1%
Midas Holdings [1],[4]	400,000	$0
XP Power [5]	26,800	1,724,080
Total (Cost $800,209)		1,724,080

SOUTH AFRICA – 0.3%
Transaction Capital [1],[5]	136,500	229,944
Total (Cost $181,104)		229,944

SWEDEN – 6.5%
Bravida Holding [5]	77,700	1,035,513
BTS Group [5]	10,200	269,431
Bufab [1],[5]	21,300	503,095
Dometic Group [1],[5]	22,500	297,685
† Karnov Group [5]	164,581	1,187,018
Mycronic [5]	31,200	930,268
OEM International Cl. B [1],[5]	32,500	1,212,321
Total (Cost $3,281,496)		5,435,331

SWITZERLAND – 2.5%
Inficon Holding [5]	400	364,884
Kardex Holding [5]	2,700	590,033
LEM Holding [5]	150	292,783
VAT Group [5]	1,800	448,635
VZ Holding [5]	4,200	383,525
Total (Cost $970,327)		2,079,860

UNITED KINGDOM – 18.2%
Ashmore Group [5]	142,400	840,488
CentralNic Group [1],[5]	836,473	1,075,191
Computacenter [5]	6,800	227,916
Diploma [5]	13,500	405,084
DiscoverIE Group [5]	71,000	653,715
Eckoh [5]	252,800	222,990
FDM Group Holdings [5]	67,500	1,039,376
Ferroglobe (Warranty Insurance Trust) [1],[4]	41,100	0
† Halma [5]	14,700	492,548
† Intertek Group [5]	9,900	765,044
Keystone Law Group [5]	142,100	980,304
† Learning Technologies Group [5]	494,200	1,226,449
Marlowe [1],[5]	187,800	1,676,967
Midwich Group [1],[5]	31,700	215,741
Mortgage Advice Bureau Holdings [5]	67,300	796,881
Polypipe Group [1],[5]	82,600	678,911
Restore [1],[5]	260,700	1,466,183
RWS Holdings [5]	74,300	544,456
† Softcat [5]	13,100	245,627
SThree [1],[5]	358,700	1,463,227
† YouGov [5]	15,000	213,918
Total (Cost $11,046,863)		15,231,016

UNITED STATES – 26.9%
Air Lease Cl. A [2]	21,182	940,904
† APi Group [1],[2],[3]	50,700	920,205
† BOK Financial [2]	6,350	434,848
Chicken Soup For The Soul Entertainment Cl. A [1]	12,000	239,880
CIRCOR International [1],[2]	28,300	1,087,852
CMC Materials [2]	5,150	779,195
Cognex Corporation [2]	5,374	431,452
Coherent [1],[2]	4,550	682,591
Colfax Corporation [1],[2],[3]	21,400	818,336
Diodes [1],[2]	7,000	493,500
† ESCO Technologies [2]	5,500	567,710
† FARO Technologies [1],[2],[3]	7,250	512,068
FLIR Systems [2],[3]	23,600	1,034,388
† GCM Grosvenor Cl. A [1]	44,626	594,418
Helios Technologies [2]	8,339	444,385
Innospec [2]	6,228	565,066
Kadant [2]	3,900	549,822
KBR [2]	38,700	1,196,991
† Kennedy-Wilson Holdings	30,000	536,700
Lindblad Expeditions Holdings [1]	21,500	368,080
Lindsay Corporation [2]	4,110	527,971
Mesa Laboratories [2],[3]	3,660	1,049,102
Morningstar [2]	5,640	1,306,055
National Instruments [2]	9,120	400,733
PAR Technology [1],[2]	12,991	815,705
† ProAssurance Corporation[2]	45,000	800,550
Quaker Chemical [2]	2,710	686,687
SEI Investments [2]	26,750	1,537,323
† SVMK [1]	30,000	766,500
† Transcat [1]	14,577	505,530
Upland Software [1],[2],[3]	19,900	913,211
Total (Cost $14,620,445)		22,507,758

TOTAL COMMON STOCKS
(Cost $51,297,623)		80,605,629

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 11

Royce Global Value Trust	December 31, 2020

Schedule of Investments (continued)
VALUE

REPURCHASE AGREEMENT– 13.5%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $11,259,892 (collateralized by obligations of various U.S. Government Agencies, due 12/30/21, valued at $11,485,127)
(Cost $11,259,892)	$11,259,892

TOTAL INVESTMENTS – 109.7%
(Cost $62,557,515)	91,865,521

LIABILITIES LESS CASH AND OTHER ASSETS – (9.7)%	(8,113,522)

NET ASSETS – 100.0%	$83,751,999

ADR – American Depository Receipt

†	New additions in 2020.

[1]	Non-income producing.

[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2020. Total market value of pledged securities at December 31, 2020, was $17,065,018.

[3]	At December 31, 2020, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $6,167,116.

[4]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[5]	These securities are defined as Level 2 securities due to the application of fair value factors. See Notes to Financial Statements. Securities of Global/International Funds are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2020, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $62,712,307. At December 31, 2020, net unrealized appreciation for all securities was $29,153,214 consisting of aggregate gross unrealized appreciation of $29,482,916 and aggregate gross unrealized depreciation of $329,702. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

12 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	December 31, 2020

Statement of Assets and Liabilities

ASSETS:
Investments at value	$80,605,629
Repurchase agreements (at cost and value)	11,259,892
Foreign currency (cost $12,566)	12,489
Receivable for investments sold	439,691
Receivable for dividends	181,909
Prepaid expenses and other assets	24,791
Total Assets	92,524,401
LIABILITIES:
Revolving credit agreement	8,000,000
Payable for investments purchased	570,189
Payable for investment advisory fee	119,504
Payable for directors’ fees	6,446
Payable for interest expense	8,147
Accrued expenses	53,650
Deferred capital gains tax	14,466
Total Liabilities	8,772,402
Net Assets	$83,751,999
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 5,600,791 shares outstanding (150,000,000 shares authorized)	$47,249,348
Total distributable earnings (loss)	36,502,651
Net Assets (net asset value per share - $14.95)	$83,751,999
Investments at identified cost	$51,297,623

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 13

Royce Global Value Trust	Year Ended December 31, 2020

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$1,727,464
Foreign withholding tax	(127,491)
Interest	5,005
Rehypothecation income	100
Total income	1,605,078
EXPENSES:
Investment advisory fees	1,353,544
Interest expense	130,400
Custody and transfer agent fees	92,881
Administrative and office facilities	74,546
Stockholder reports	62,321
Professional fees	45,473
Directors’ fees	25,383
Other expenses	30,062
Total expenses	1,814,610
Net investment income (loss)	(209,532)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	25,336,604
Foreign currency transactions	(114,339)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(471,769)
Other assets and liabilities denominated in foreign currency	(1,846)
Net realized and unrealized gain (loss) on investments and foreign currency	24,748,650
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$24,539,118

14 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/20	YEAR ENDED 12/31/19

INVESTMENT OPERATIONS:
Net investment income (loss)	$(209,532)	$584,483
Net realized gain (loss) on investments and foreign currency	25,222,265	5,430,859
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(473,615)	27,923,370
Net increase (decrease) in net assets from investment operations	24,539,118	33,938,712
DISTRIBUTIONS:
Total distributable earnings	(12,499,130)	(628,921)
Total distributions	(12,499,130)	(628,921)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	4,684,326	246,799
Value of shares tendered	(75,782,536)	–
Total capital stock transactions	(71,098,210)	246,799
Net Increase (Decrease) In Net Assets	(59,058,222)	33,556,590
NET ASSETS:
Beginning of year	142,810,221	109,253,631
End of year	$83,751,999	$142,810,221

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 15

Royce Global Value Trust	Year Ended December 31, 2020

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$24,539,118
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(70,938,318)
Proceeds from sales and maturities of long-term investments	157,699,056
Net purchases, sales and maturities of short-term investments	(2,906,892)
Net (increase) decrease in dividends and interest receivable and other assets	93,354
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(12,151)
Net change in unrealized appreciation (depreciation) on investments	471,769
Net realized gain (loss) on investments	(25,336,604)
Net cash provided by operating activities	83,609,332
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(12,499,130)
Reinvestment of distributions	4,684,326
Value of shares tendered	(75,782,536)
Net cash used for financing activities	(83,597,340)
INCREASE (DECREASE) IN CASH:	11,992
Cash and foreign currency at beginning of year	497
Cash and foreign currency at end of year	$12,489

Supplemental disclosure of cash flow information:

For the year ended December 31, 2020, the Fund paid $141,979 in interest expense.

16 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net Asset Value, Beginning of Period	$13.60	$10.42	$12.48	$9.62	$8.81
INVESTMENT OPERATIONS: Net investment income (loss)	(0.05)	0.06	0.04	0.02	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.63	3.18	(2.06)	2.96	0.90
Net increase (decrease) in net assets from investment operations	2.58	3.24	(2.02)	2.98	0.96
DISTRIBUTIONS: Net investment income	–	(0.06)	(0.04)	(0.11)	(0.14)
Net realized gain on investments and foreign currency	(1.19)	–	–	–	–
Total distributions	(1.19)	(0.06)	(0.04)	(0.11)	(0.14)
CAPITAL STOCK TRANSACTIONS: Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.00)	(0.00)	(0.01)	(0.01)
Total capital stock transactions	(0.04)	(0.00)	(0.00)	(0.01)	(0.01)
Net Asset Value, End of Period	$14.95	$13.60	$10.42	$12.48	$9.62
Market Value, End of Period	$13.36	$11.69	$8.88	$10.81	$8.04
TOTAL RETURN:[1] Net Asset Value	19.67%	31.20%	(16.11)%	31.07%	11.12%
Market Value	24.42%	32.33%	(17.50)%	35.96%	9.77%
RATIOS BASED ON AVERAGE NET ASSETS: Investment advisory fee expense	1.00%	1.00%	1.25%	1.25%	1.25%
Other operating expenses	0.34%	0.50%	0.49%	0.42%	0.46%
Total expenses (net)	1.34%	1.50%	1.74%	1.67%	1.71%
Expenses excluding interest expense	1.24%	1.29%	1.53%	1.52%	1.57%
Expenses prior to balance credits	1.34%	1.50%	1.74%	1.67%	1.71%
Net investment income (loss)	(0.15)%	0.46%	0.30%	0.21%	0.69%
SUPPLEMENTAL DATA: Net Assets, End of Period (in thousands)	$83,752	$142,810	$109,254	$130,526	$100,228
Portfolio Turnover Rate	54%	48%	57%	34%	59%
REVOLVING CREDIT AGREEMENT: Asset coverage	1147%	1885%	1466%	1732%	1353%
Asset coverage per $1,000	$11,469	$18,851	$14,657	$17,316	$13,528

1 The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

2020 Annual Report to Stockholders | 17

Royce Global Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities are foreign securities that were fair valued and are noted in the Schedule of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$32,925,445	$47,680,184	$0	$80,605,629
Repurchase Agreement	—	11,259,892	—	11,259,892

Level 3 Reconciliation:
	BALANCE AS OF 12/31/19	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS )[1]	BALANCE AS OF 12/31/20
Common Stocks	$0	$—	$—	$—	$—	$0

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

18 | 2020 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2020 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 349,058 and 21,442 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2020 and December 31, 2019, respectively.

2020 Annual Report to Stockholders | 19

Royce Global Value Trust

Notes to Financial Statements (continued)

Capital Stock (continued):

On October 28, 2020, the Fund announced the commencement of a conditional cash tender offer for up to 40% of the Fund’s issued and outstanding shares of common stock as of October 12, 2020 (i.e., 4,201,388 shares) at a price per share equal to 100% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the trading day immediately following the expiration date for the offer. The tender offer was set to expire at 11:59 p.m. Eastern Time on December 16, 2020, unless extended. The closing of the tender offer was contingent on the Fund’s stockholders approving a new investment advisory agreement between the Fund and Royce in accordance with the requirements of the Investment Company Act of 1940.

On December 7, 2020, the Fund announced its Board of Directors had approved amended terms for its previously announced conditional cash tender offer. The Fund offered to purchase up to 50% of its issued and outstanding shares of common stock as of October 12, 2020 (i.e., 5,251,735 shares) at a price per share equal to 100% of the Fund’s net asset value per share as of the close of regular trading on the NYSE on the trading day immediately following the expiration date for the offer. The expiration date for the tender offer was extended until 11:59 P.M. on December 21, 2020. The closing of the tender offer, however, remained contingent on stockholder approval of a new investment advisory agreement between the Fund and Royce.

The Fund’s stockholders approved a new investment advisory agreement between the Fund and Royce at a special meeting of stockholders held on December 17, 2020. In accordance with the terms and conditions of the tender offer, because the number of shares tendered by stockholders exceeded the number of shares offered to be purchased by the Fund, the Fund purchased the full amount of 5,251,735 shares from tendering stockholders on a pro-rata basis (disregarding fractional shares). The purchase price of the properly tendered shares was equal to $14.43 per share (the Fund’s net asset value per share as of the close of regular trading on the NYSE on December 22, 2020) for an aggregate purchase price of $75,782,536. The direct expenses associated with the conduct of the tender offer and the tender offer materials, including legal fees, information agent fees, depositary fees, and the costs of printing and mailing the tender offer materials, were borne by Franklin Resources, Inc., Royce’s ultimate corporate parent, and not by the Fund.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund could borrow under the credit agreement during the year ended December 31, 2020 was $8,000,000. Such maximum borrowing amount was subsequently reduced from $8,000,000 to $4,000,000 through an amendment to the credit agreement dated as of January 6, 2021. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of December 31, 2020, the Fund has outstanding borrowings of $8,000,000. During the year ended December 31, 2020, the Fund borrowed an average daily balance of $8,000,000 at a weighted average borrowing cost of 1.60%. The maximum amount outstanding during the year ended December 31, 2020, was $8,000,000. As of December 31, 2020, the aggregate value of rehypothecated securities was $6,167,116. During the year ended December 31, 2020, the Fund earned $100 in fees from rehypothecated securities.

20	| 2020 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Royce, the investment adviser to the Fund, became an indirect, majority-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940 (the “1940 Act”), consummation of the transaction automatically terminated the Fund’s investment advisory agreement with Royce that was in place prior to the transaction (referred to herein as the “Prior Agreement”).

Because the Fund’s stockholders did not approve a new investment advisory agreement with Royce (referred to herein as the “New Agreement”) in accordance with the requirements of the 1940 Act prior to the completion of the transaction, an interim investment advisory agreement between the Fund and Royce (the “Interim Agreement”) went into effect upon the closing of the transaction. The Interim Agreement, which was approved by the Fund’s Board of Directors, allowed Royce to continue providing services to the Fund for another 150 days while the Fund continued to seek stockholder approval of the New Agreement. The material terms of the Interim Agreement, including the Fund’s contractual investment advisory fee rate thereunder, were identical to those of the Prior Agreement. Pursuant to the Interim Agreement, investment advisory fees payable by the Fund were deposited to an escrow account rather than paid directly to Royce.

The Fund’s stockholders approved the New Agreement in accordance with the requirements of the 1940 Act at a special meeting of the Fund’s stockholders held on December 17, 2020. The Interim Agreement terminated, and the New Agreement went into effect, upon completion of such meeting. The terms and conditions of the New Agreement are substantially identical to those of the Prior Agreement. The Fund’s contractual investment advisory fee rate under the New Agreement did not change from the Prior Agreement or the Interim Agreement. All investment advisory fees that were deposited to the escrow account under the Interim Agreement were paid to Royce.

Royce has continued to operate as an independent investment organization with its own brand after completion of the transaction. There have been no changes to the management or investment teams at Royce as a result of the transaction.

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund expensed Royce investment advisory fees totaling $1,353,544.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2020, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $70,793,554 and $158,024,408, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the year ended December 31, 2020, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$ 1,573,420	$ 3,485,578	$ (102,413)

Tax Information:

Distributions during the years ended December 31, 2020 and 2019, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
2020	2019	2020	2019	2020	2019
$ –	$ 580,547	$ 12,499,130	$ —	$ —	$ 48,374

 The tax basis components of distributable earnings at December 31, 2020, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED CAPITAL LONG-TERM GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL ESDISTRIBUTABLE TOTAL	CARRYFORWARD CAPITAL LOSS UTILIZED
$ 868,845	$ 6,483,601	$ 29,150,205	$ —	$ 36,502,651	$ 5,150,642

[1]	Includes timing differences on foreign currency, investments in publicly traded partnerships, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications, which relate primarily to net operating losses, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies.

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
$1,728	$(1,728)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2017-2020) and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued.

2020 Annual Report to Stockholders | 21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Global Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Global Value Trust, Inc. (the “Fund”) as of December 31, 2020, the related statements of operations and cash flows for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 22, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

22 | 2020 Annual Report to Stockholders

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2020 Annual Report to Stockholders | 23

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Chuck Royce
Brendan Hartmann, Chris Flynn,
Jim Stoeffel

FUND PERFORMANCE

Royce Micro-Cap Trust (“RMT”) advanced 33.6% on an NAV (net asset value) basis and gained 29.3% based on market price, outpacing both of its benchmarks, the Russell 2000 and the Russell Microcap Indexes, which returned 20.0% and 21.0%, respectively, for the same period. The Fund also outpaced both indexes on an NAV basis for the three-, five-, 10-, 15-, and 20-year periods ended 12/31/20. In addition, RMT beat both benchmarks based on market price for all of these annualized periods except the 15-year span.

WHAT WORKED… AND WHAT DIDN’T

For the calendar year, 10 of the Fund’s 11 equity sectors finished in the black. Information Technology, the Fund’s largest weighting, led by a wide margin, followed by Health Care and Industrials. Energy was the only sector that detracted, while Utilities and Consumer Staples made the smallest contributions. At the industry level, two of the top contributors were in Information Technology: electronic equipment, instruments & components and semiconductors & semiconductor equipment. Conversely, energy equipment & services and oil, gas & consumable fuels, two industries in Energy, were the largest sources of underperformance for the year.

The top performing security in 2020 was PAR Technology, which provides systems and service solutions for the hospitality industry. Despite the pandemic-driven challenges this industry faced, PAR remained relatively resilient and saw a 3% increase in revenue in 2Q20. The company was also aided by its recently released platform, Brink, which enables curbside pick-up and delivery while also improving back-office operations. Virgin Galactic Holdings, an aerospace and space travel company, was also additive to performance during the calendar year. Not yet profitable, the company still expects to begin commercial space flights in 2021. Although profitability may prove elusive in the next year, the company did win more payload business from NASA in the second half of 2020, which provides a potential source of near-term revenue. Rounding out the top three contributing securities was Arcturus Therapeutics Holdings, a biotech company that performs discovery and development of therapeutics for rare diseases with a focus on RNA. The stock initially surged early in 2020 when the company announced it was working on a single dose coronavirus vaccine. Its shares then advanced again in November on news of more progress for this treatment.

The worst performing position in 2020 was offshore transport solutions specialist SEACOR Marine Holdings. In May, the company said it was anticipating a significant negative impact on revenues through the rest of 2020 because of the pandemic, which, along with plummeting oil and gas prices, greatly reduced demand for its services. The next biggest detractor was Computer Modelling Group, a Canada-based software company that produces reservoir simulation software for the oil and gas industry. Declining revenues and earnings resulted from the ongoing challenges endured by many companies exposed to the energy industry. Texas-based property & casualty insurer Hallmark Financial Services also detracted from performance as its revenues and earnings have not yet recovered from pandemic-related difficulties for its industry. However, we are confident that it can meaningfully participate in the industry rebound we think is likely to occur in 2021.

Relative to the Russell 2000 Index, performance was driven by savvy stock selection and sector allocation, with the former having a much larger impact. Financials helped most by a large margin due to savvy stock selection and our lower exposure to the sector. Stock picks and our higher weighting in Information Technology were additive, while our lower exposure and effective stock selection were beneficial in Real Estate. On the other hand, ineffective stock picking and lower exposure hurt relative results in Health Care. Relative performance was also hampered by our higher exposure to Energy and ineffective stock selection in Consumer Staples.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

PAR Technology	2.74	SEACOR Marine Holdings	-1.05
Virgin Galactic Holdings	2.39	Computer Modelling Group	-0.75
Arcturus Therapeutics Holdings	1.92	Hallmark Financial Services	-0.70
Trupanion	1.78	Heritage-Crystal Clean	-0.62
Simulations Plus	1.69	Pason Systems	-0.50
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The positive news on vaccines, in our view, was the critical element in the recent small-cap surge. We believe the reality of vaccines has allowed investors to see past the current economic uncertainty to a tangible return to something like normal. These very encouraging developments seem to have led them to take a fresh look at those companies, particularly in more cyclical areas, that had been relatively neglected for the last few years. Many of these companies should receive an additional boost from ongoing monetary and fiscal stimulus, along with an anticipated increase in the latter. We believe these measures will only add to the strength of the global economy, which was beginning to accelerate before the pandemic. Our outlook for cyclicals in 2021 and 2022 is therefore brighter than it was at the beginning of last year. Following the vaccine roll-out, all of these developments should support higher growth rates than we were looking for a year ago. However, growth is likely to be unevenly distributed—and that is where we think active managers can offer an edge. The ability to recognize patterns, understand industry dynamics, and evaluate management teams should all prove crucial in such a climate.

24  |   2020 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/14/93)
RMT (NAV)	42.45	33.60	13.07	15.72	11.50	9.23	10.87	11.13	11.31
[1] Not Annualized

Market Price Performance History Since Inception (12/14/93)

Cumulative Performance of Investment[1]

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	29.3%	110.8%	194.9%	197.5%	694.9%	1410.8%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.

[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

PAR Technology	3.7
Mesa Laboratories	2.9
nLIGHT	2.1
Magnite	1.7
AutoCanada	1.6
CIRCOR International	1.6
Major Drilling Group International	1.4
Chicken Soup For The Soul
Entertainment Cl. A	1.4
Trupanion	1.4
Upland Software	1.3

Portfolio Sector Breakdown
% of Net Assets

Information Technology	23.9
Industrials	19.9
Health Care	15.8
Financials	12.3
Consumer Discretionary	11.8
Materials	5.2
Energy	5.2
Communication Services	3.5
Real Estate	2.8
Consumer Staples	1.9
Utilities	0.4
Diversified Investment Companies	0.2
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-2.9

Calendar Year Total Returns (%)

YEAR	RMT
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5
2009	46.5
2008	-45.5
2007	0.6
2006	22.5

Portfolio Diagnostics

Fund Net Assets	$516 million
Number of Holdings	319
Turnover Rate	17%
Net Asset Value	$11.79
Market Price	$10.12
Net Leverage [1]	2.9%
Average Market Capitalization [2]	$688 million
Weighted Average P/B Ratio [3]	2.6x
Active Share [4]	95%
U.S. Investments (% of Net Assets)	81.6%
Non-U.S. Investments (% of Net Assets)	21.3%
[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 6/30/19 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020.

2020 Annual Report to Stockholders  | 25

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 102.9%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
† Ooma [1]	38,100	$548,640
ORBCOMM [1]	65,000	482,300
		1,030,940
ENTERTAINMENT - 2.2%
Chicken Soup For The Soul Entertainment Cl. A [1]	358,200	7,160,418
Gaia Cl. A [1,2,3]	100,000	988,000
IMAX Corporation [1]	186,600	3,362,532
		11,510,950
INTERACTIVE MEDIA & SERVICES - 1.0%
† Eventbrite Cl. A [1]	45,455	822,735
QuinStreet [1]	198,600	4,257,984
		5,080,719
MEDIA - 0.1%
comScore [1]	297,195	740,016
Total (Cost $13,783,484)		18,362,625

CONSUMER DISCRETIONARY – 11.8%
AUTO COMPONENTS - 1.8%
Exco Technologies	6,000	43,507
Motorcar Parts of America [1]	54,800	1,075,176
Patrick Industries	17,250	1,179,037
Sebang Global Battery [4]	50,500	3,197,945
Standard Motor Products	50,860	2,057,796
Stoneridge [1,2]	57,600	1,741,248
		9,294,709
DIVERSIFIED CONSUMER SERVICES - 1.9%
Aspen Group [1]	141,520	1,575,118
Collectors Universe [2]	59,400	4,478,760
Park Lawn	50,000	1,097,494
Universal Technical Institute [1]	445,000	2,874,700
		10,026,072
HOTELS, RESTAURANTS & LEISURE - 2.0%
Century Casinos [1]	222,500	1,421,775
†GAN [1]	91,500	1,855,620
Inspired Entertainment [1]	50,000	329,000
Lindblad Expeditions Holdings [1]	320,968	5,494,972
Red Lion Hotels [1]	280,271	969,738
		10,071,105
HOUSEHOLD DURABLES - 1.0%
Cavco Industries [1,2]	8,600	1,508,870
Legacy Housing [1]	117,000	1,767,870
Lifetime Brands [2]	119,294	1,813,269
Universal Electronics [1]	6,100	320,006
		5,410,015
INTERNET & DIRECT MARKETING RETAIL - 1.8%
Magnite [1]	289,500	8,890,545
†Trxade Group [1,2,3]	20,700	109,503
Yatra Online [1]	105,000	202,650
		9,202,698
LEISURE PRODUCTS - 0.6%
Clarus Corporation	175,703	2,705,826
MasterCraft Boat Holdings [1]	14,800	367,632
		3,073,458
SPECIALTY RETAIL - 2.2%
AutoCanada	440,000	8,161,207
Barnes & Noble Education [1]	80,000	372,000
Destination XL Group [1,4]	50,000	13,405

Lazydays Holdings [1]	30,000	487,500
†OneWater Marine Cl. A [1]	27,899	811,582
Shoe Carnival [2]	29,616	1,160,355
Stage Stores [1],[5]	15,000	0
Zumiez [1]	9,600	353,088
		11,359,137
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Crown Crafts	86,359	617,467
J G Boswell Company [4]	2,490	1,451,670
YGM Trading [1]	2,564,600	612,001
		2,681,138
Total (Cost $43,531,909)		61,118,332

CONSUMER STAPLES – 1.9%
BEVERAGES - 0.3%
Crimson Wine Group [1],[4]	58,124	310,963
Eastside Distilling [1]	23,000	29,440
MGP Ingredients	20,000	941,200
Primo Water	26,791	420,083
		1,701,686
FOOD PRODUCTS - 1.4%
Farmer Bros. [1],[2]	31,300	146,171
John B Sanfilippo & Son [2]	7,900	622,994
Landec Corporation [1],[2]	75,610	820,369
RiceBran Technologies [1]	50,000	30,500
Seneca Foods Cl. A [1],[2]	81,087	3,235,371
Seneca Foods Cl. B [1]	40,400	1,598,224
SunOpta [1]	50,000	583,500
		7,037,129
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	12,000	463,320
PERSONAL PRODUCTS - 0.1%
†e.l.f. Beauty [1]	28,300	712,877
Total (Cost $6,418,191)		9,915,012

DIVERSIFIED INVESTMENT COMPANIES – 0.2%
CLOSED-END FUNDS - 0.2%
†CC Neuberger Principal Holdings I Cl. A [1]	84,200	912,728
Total (Cost $869,941)		912,728

ENERGY – 5.2%
ENERGY EQUIPMENT & SERVICES - 2.8%
Aspen Aerogels [1]	121,185	2,022,578
Bristow Group [1],[2],[3]	177,900	4,682,328
CES Energy Solutions	25,000	25,139
Computer Modelling Group	594,875	2,280,611
Dawson Geophysical [1]	77,336	163,952
Geospace Technologies [1],[2]	9,500	81,320
Independence Contract Drilling [1]	5,000	14,700
Nabors Industries	680	39,596
North American Construction Group	50,000	494,000
Pason Systems	202,500	1,253,594
Profire Energy [1]	175,000	149,188
SEACOR Marine Holdings [1],[2]	216,957	587,954
TerraVest Industries	199,000	2,498,248
		14,293,208
OIL, GAS & CONSUMABLE FUELS - 2.4%
Ardmore Shipping	99,100	324,057
†Brigham Minerals Cl. A	220,000	2,417,800

26 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
Dorchester Minerals L.P.	153,963	$1,679,736
Dorian LPG [1]	163,138	1,988,652
GeoPark	87,318	1,134,261
Navigator Holdings [1]	175,000	1,916,250
Ring Energy [1]	50,000	32,995
Sabine Royalty Trust [2]	82,648	2,332,327
StealthGas [1]	229,664	539,711
		12,365,789
Total (Cost $34,050,980)		26,658,997

FINANCIALS – 12.3%
BANKS - 1.4%
Bryn Mawr Bank	25,000	764,875
Caribbean Investment Holdings [4]	735,635	399,888
Chemung Financial	31,000	1,052,450
Fauquier Bankshares [2]	133,200	2,315,016
†HBT Financial	22,000	333,300
Live Oak Bancshares [2]	30,900	1,466,514
Midway Investments [1,5]	735,647	0
†TriState Capital Holdings [1]	42,800	744,720
		7,076,763
CAPITAL MARKETS - 8.0%
ASA Gold and Precious Metals	171,150	3,743,050
Ashford [1]	10,000	85,800
B. Riley Financial	27,500	1,216,050
†Barings BDC	215,300	1,980,760
Bolsa Mexicana de Valores	1,068,000	2,545,553
Canaccord Genuity Group	203,300	1,782,409
Donnelley Financial Solutions [1]	50,000	848,500
Fiera Capital Cl. A	78,000	654,443
†GCM Grosvenor Cl. A [1]	380,800	5,072,256
JZ Capital Partners [1,4]	50,000	55,101
Manning & Napier Cl. A	136,600	856,482
Portman Ridge Finance	22,039	42,094
Silvercrest Asset Management Group Cl. A	224,100	3,112,749
Sprott	176,453	5,123,500
StoneX Group [1,2]	69,327	4,014,033
†Tel Aviv Stock Exchange [4]	343,000	1,748,233
U.S. Global Investors Cl. A [2]	439,454	2,395,024
Urbana Corporation	237,600	541,315
Value Line [2]	74,574	2,458,705
VNV Global SDR [1,4]	100,000	1,425,702
Warsaw Stock Exchange [4]	52,900	647,003
Westaim Corporation [1]	500,000	978,082
		41,326,844
CONSUMER FINANCE - 0.2%
Currency Exchange International [1]	7,000	60,767
EZCORP Cl. A [1,2,3]	201,000	962,790
		1,023,557
DIVERSIFIED FINANCIAL SERVICES - 0.6%
ECN Capital	556,000	2,826,082
Waterloo Investment Holdings [1,5]	806,000	201,500
		3,027,582
INSURANCE - 1.5%
Hallmark Financial Services [1,2]	114,000	405,840
†ProSight Global [1]	32,500	416,975
Trupanion [1,2]	58,600	7,015,006
		7,837,821

INVESTMENT COMPANIES - 0.6%
Oaktree Acquisition (Units) [1]	200,000	3,160,000
Total (Cost $48,217,674)		63,452,567

HEALTH CARE – 15.8%
BIOTECHNOLOGY - 2.9%
Abeona Therapeutics [1,2]	142,221	223,287
Arcturus Therapeutics Holdings [1,2]	79,836	3,463,286
†Avid Bioservices [1]	21,500	248,110
CareDx [1]	18,900	1,369,305
Idera Pharmaceuticals [1]	58,061	213,084
Larimar Therapeutics [1,2]	28,064	600,850
†MeiraGTx Holdings [1]	47,900	725,206
Neoleukin Therapeutics [1,2]	145,397	2,050,098
Theratechnologies [1]	10,000	25,061
Zealand Pharma [1,4]	153,015	5,558,462
Zealand Pharma ADR [1]	10,000	359,400
		14,836,149
HEALTH CARE EQUIPMENT & SUPPLIES - 7.0%
Apyx Medical [1]	35,800	257,760
AtriCure [1,2]	15,000	835,050
Atrion Corporation [2]	4,689	3,011,463
†BioLife Solutions [1]	33,700	1,344,293
Chembio Diagnostics [1]	135,800	645,050
CryoLife [1]	34,900	823,989
†CryoPort [1]	9,600	421,248
Cutera [1]	13,300	320,663
LeMaitre Vascular	18,600	753,300
Mesa Laboratories [2]	52,000	14,905,280
†Misonix [1]	63,000	787,500
OraSure Technologies [1,2]	50,000	529,250
OrthoPediatrics Corporation [1]	22,700	936,375
Oxford Immunotec Global [1]	5,200	90,818
†Profound Medical [1]	33,500	689,265
†Repro-Med Systems [1]	52,000	313,040
Semler Scientific [1,4]	22,400	2,060,800
†SI-BONE [1]	26,100	780,390
Surmodics [1,2]	79,800	3,472,896
†Tactile Systems Technology [1]	10,700	480,858
Utah Medical Products	31,350	2,642,805
		36,102,093
HEALTH CARE PROVIDERS & SERVICES - 2.3%
AAC Holdings [1,5]	89,400	0
†Akumin [1]	10,000	30,100
BioTelemetry [1]	17,279	1,245,470
CRH Medical [1]	475,000	1,112,028
Cross Country Healthcare [1]	130,800	1,160,196
†Great Elm Group [1]	566,700	1,552,758
†Joint Corp. (The) [1]	96,884	2,544,174
National Research [2]	46,668	1,995,057
PetIQ Cl. A [1,2,3]	25,000	961,250
Psychemedics Corporation [2]	37,500	190,875
†Sharps Compliance [1]	53,500	505,575
†Surgery Partners [1]	17,100	496,071
		11,793,554
HEALTH CARE TECHNOLOGY - 1.9%
†OptimizeRx Corporation [1]	22,900	713,564
Simulations Plus [2]	85,570	6,154,194
Tabula Rasa HealthCare [1,2]	38,400	1,645,056

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 27

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE TECHNOLOGY (continued)
Vocera Communications [1]	33,100	$1,374,643
		9,887,457
LIFE SCIENCES TOOLS & SERVICES - 1.3%
Harvard Bioscience [1]	193,700	830,973
Quanterix Corporation [1]	127,500	5,928,750
		6,759,723
PHARMACEUTICALS - 0.4%
Agile Therapeutics [1,2,3]	90,000	258,300
Knight Therapeutics [1]	187,000	785,961
Theravance Biopharma [1,2,3]	59,009	1,048,590
		2,092,851
Total (Cost $45,271,278)		81,471,827

INDUSTRIALS – 19.9%
AEROSPACE & DEFENSE - 1.0%
Astronics Corporation [1]	7,229	95,640
CPI Aerostructures [1]	181,500	695,326
Innovative Solutions and Support	78,828	513,959
†PAE Cl. A [1]	72,500	665,550
SIFCO Industries [1]	45,800	384,720
Virgin Galactic Holdings [1,2,3]	121,050	2,872,516
		5,227,711
AIR FREIGHT & LOGISTICS - 0.2%
Atlas Air Worldwide Holdings [1]	10,000	545,400
Echo Global Logistics [1]	20,000	536,400
		1,081,800
BUILDING PRODUCTS - 1.0%
Burnham Holdings Cl. A [4]	117,000	1,406,340
CSW Industrials [2]	20,000	2,238,200
DIRTT Environmental Solutions [1]	96,000	234,551
Insteel Industries [2]	44,200	984,334
†Quanex Building Products	9,900	219,483
		5,082,908
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Acme United	25,000	753,250
Atento [1]	21,742	295,691
Civeo [1]	37,499	521,236
CompX International Cl. A	500	7,115
Harsco Corporation [1]	36,718	660,190
Heritage-Crystal Clean [1,2,3]	123,001	2,591,631
Hudson Technologies [1]	50,000	54,500
PICO Holdings [1,2]	121,200	1,133,220
Team [1,2]	93,300	1,016,970
		7,033,803
CONSTRUCTION & ENGINEERING - 4.2%
Ameresco Cl. A [1]	104,900	5,479,976
Construction Partners Cl. A [1]	86,600	2,520,926
Granite Construction	13,500	360,585
IES Holdings [1,2]	121,200	5,580,048
Infrastructure and Energy Alternatives [1]	275,100	4,558,407
Matrix Service [1,2]	8,200	90,364
Northwest Pipe [1,2]	59,400	1,681,020
NV5 Global [1]	13,400	1,055,652
		21,326,978
ELECTRICAL EQUIPMENT - 1.1%
American Superconductor [1]	53,525	1,253,556
Encore Wire [2]	3,307	200,305
LSI Industries	415,740	3,558,734

Powell Industries [2]	21,400	631,086
Power Solutions International [1,2,4]	21,100	65,410
		5,709,091
INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries [2]	100,600	3,328,854
MACHINERY - 4.9%
CIRCOR International [1,2,3]	210,921	8,107,803
Graham Corporation [2]	93,150	1,414,017
Helios Technologies [2]	50,000	2,664,500
Hurco Companies [2]	36,866	1,105,980
L B Foster Company [1,2]	95,300	1,434,265
Lindsay Corporation [2]	41,600	5,343,936
Luxfer Holdings [2]	12,900	211,818
NN [1]	90,600	595,242
Shyft Group	17,200	488,136
Titan International	212,200	1,031,292
Wabash National	6,400	110,272
Westport Fuel Systems [1]	491,100	2,617,563
		25,124,824
MARINE - 1.2%
Algoma Central	40,000	437,426
Clarkson [4]	109,900	4,059,810
Eagle Bulk Shipping [1]	81,428	1,547,132
		6,044,368
PROFESSIONAL SERVICES - 0.9%
Acacia Research [1,2]	190,000	748,600
Barrett Business Services	2,600	177,346
Forrester Research [1]	42,500	1,780,750
Franklin Covey [1,2]	40,100	893,027
GP Strategies [1]	43,700	518,282
Resources Connection	59,300	745,401
		4,863,406
ROAD & RAIL - 0.6%
†Covenant Logistics Group Cl. A [1]	23,000	340,630
†HyreCar [1]	65,800	469,812
Marten Transport	3,750	64,613
Patriot Transportation Holding [2]	55,764	489,608
Universal Logistics Holdings [2]	75,200	1,548,368
		2,913,031
TRADING COMPANIES & DISTRIBUTORS - 2.8%
EVI Industries [1,2]	217,709	6,513,853
Houston Wire & Cable [1]	331,418	924,656
Lawson Products [1]	36,500	1,858,215
Transcat [1]	153,007	5,306,283
		14,603,007
Total (Cost $77,091,825)		102,339,781

INFORMATION TECHNOLOGY – 23.9%
COMMUNICATIONS EQUIPMENT - 0.9%
Clearfield [1]	85,200	2,106,144
Digi International [1]	45,800	865,620
Genasys [1]	38,300	249,716
Ituran Location and Control	50,000	952,500
PCTEL	34,100	224,037
		4,398,017
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.3%
Bel Fuse Cl. A	67,705	903,862
Fabrinet [1]	2,200	170,698

28 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
FARO Technologies [1,2,3]	72,100	$5,092,423
Firan Technology Group [1]	25,000	40,262
HollySys Automation Technologies	51,900	762,411
LightPath Technologies Cl. A [1]	100,000	392,000
Luna Innovations [1]	446,878	4,415,154
nLIGHT [1,2,3]	337,200	11,009,580
Novanta [1]	3,400	401,948
PAR Technology [1,2,3]	303,124	19,033,156
PC Connection [1,2]	33,416	1,580,243
†PowerFleet [1]	110,000	817,300
Richardson Electronics	316,900	1,492,599
SMTC Corporation [1]	150,000	744,000
Vishay Precision Group [1]	41,800	1,315,864
		48,171,500
IT SERVICES - 0.5%
Computer Task Group [1]	84,800	518,976
Hackett Group (The) [2]	27,700	398,603
†International Money Express [1]	52,585	816,119
Limelight Networks [1]	20,300	80,997
USA Technologies [1,2]	90,500	948,440
		2,763,135
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.9%
Alpha & Omega Semiconductor [1]	17,900	423,156
Amtech Systems [1,2]	92,184	588,134
Axcelis Technologies [1]	23,000	669,760
AXT [1]	100,000	957,000
Brooks Automation [2]	44,400	3,012,540
Camtek [1]	103,800	2,274,258
Cohu	38,990	1,488,638
CyberOptics Corporation [1]	54,400	1,234,336
FormFactor [1]	22,869	983,824
Ichor Holdings [1]	25,700	774,727
Kulicke & Soffa Industries [2]	77,200	2,455,732
Nova Measuring Instruments [1,2]	66,100	4,666,660
†NVE Corporation	4,600	258,428
Onto Innovation [1,2,3]	133,150	6,331,283
PDF Solutions [1]	189,500	4,093,200
Photronics [1]	240,800	2,687,328
Silicon Motion Technology ADR	4,700	226,305
Ultra Clean Holdings [1,2]	72,200	2,249,030
Veeco Instruments [1,2]	17,500	303,800
		35,678,139
SOFTWARE - 5.2%
Agilysys [1,2]	106,800	4,098,984
American Software Cl. A [2]	120,352	2,066,444
†AudioEye [1]	50,000	1,291,500
Digital Turbine [1]	99,700	5,639,032
Model N [1]	50,000	1,784,000
OneSpan [1]	5,600	115,808
Optiva [1]	28,000	767,916
QAD Cl. A	29,487	1,862,988
RealNetworks [1]	100,171	156,267
SeaChange International [1]	50,000	70,000
SharpSpring [1]	132,800	2,161,984
Upland Software [1]	148,200	6,800,898
		26,815,821
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
AstroNova	76,700	816,855

Avid Technology [1]	43,700	693,519
Intevac [1]	539,400	3,889,074
TransAct Technologies [1]	40,900	290,390
		5,689,838
Total (Cost $70,156,926)		123,516,450

MATERIALS – 5.2%
CHEMICALS - 0.2%
LSB Industries [1]	135,800	460,362
Rayonier Advanced Materials [1]	50,000	326,000
		786,362
CONSTRUCTION MATERIALS - 0.1%
Monarch Cement [4]	8,150	564,387
CONTAINERS & PACKAGING - 0.3%
UFP Technologies [1,2,3]	36,445	1,698,337
METALS & MINING - 4.6%
Alamos Gold Cl. A	261,044	2,280,469
†Altius Minerals	113,000	1,215,312
Ampco-Pittsburgh [1]	79,002	432,931
Haynes International [2]	41,400	986,976
Imdex [4]	650,666	865,648
MAG Silver [1]	154,050	3,161,106
Major Drilling Group International [1]	1,204,084	7,274,260
Olympic Steel	35,000	466,550
Pretium Resources [1]	80,000	916,961
Sandstorm Gold [1]	810,000	5,807,700
Universal Stainless & Alloy Products [1,2]	33,620	251,478
		23,659,391
Total (Cost $22,130,182)		26,708,477

REAL ESTATE – 2.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4%
Postal Realty Trust Cl. A	114,000	1,924,320
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.4%
Altus Group	87,000	3,358,614
Dundee Corporation Cl. A [1]	413,200	451,212
Marcus & Millichap [1,2]	4,900	182,427
Real Matters [1]	229,500	3,463,505
RMR Group (The) Cl. A [2]	75,400	2,911,948
Tejon Ranch [1,2]	154,994	2,239,663
		12,607,369
Total (Cost $14,607,101)		14,531,689

UTILITIES – 0.4%
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.1%
Innergex Renewable Energy	15,573	334,852
WATER UTILITIES - 0.3%
Global Water Resources	106,000	1,527,460
Total (Cost $837,426)		1,862,312

TOTAL COMMON STOCKS
(Cost $376,966,917)		530,850,797

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 29

Royce Micro-Cap Trust	December 31, 2020

Schedule of Investments (continued)

	SHARES	VALUE

WARRANTS – 0.0%

INDUSTRIALS – 0.0%
CONSTRUCTION & ENGINEERING - 0.0%
Infrastructure and Energy Alternatives
(Warrants) [1]	100,000	$287,000
Total (Cost $106,385)		287,000

INFORMATION TECHNOLOGY – 0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
eMagin Corporation (Warrants) [1,5]	50,000	5,000
Total (Cost $0)		5,000

TOTAL WARRANTS
(Cost $106,385)		292,000

REPURCHASE AGREEMENT– 1.4%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $6,976,156 (collateralized by obligations of various U.S. Government Agencies, 0.125% due 12/31/22, valued at $7,115,700)
(Cost $6,976,156)		6,976,156

TOTAL INVESTMENTS – 104.3%
(Cost $384,049,458)		538,118,953

LIABILITIES LESS CASH AND OTHER ASSETS – (4.3)%		(22,203,021)

NET ASSETS – 100.0%		$515,915,932

ADR – American Depository Receipt
SDR – Swedish Depository Receipt

† New additions in 2020.

1 Non-income producing.

2 All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2020. Total market value of pledged securities at December 31, 2020, was $62,606,321.

3 At December 31, 2020, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $17,650,495.

4 These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

5 Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2020, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $388,999,034. At December 31, 2020, net unrealized appreciation for all securities was $149,119,919 consisting of aggregate gross unrealized appreciation of $207,253,082 and aggregate gross unrealized depreciation of $58,133,163. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

30 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Micro-Cap Trust

Statement of Assets and Liabilities

ASSETS:
Investments at value	$531,142,797
Repurchase agreements (at cost and value)	6,976,156
Foreign currency (cost $9,636)	9,662
Receivable for investments sold	467,659
Receivable for dividends	173,868
Prepaid expenses and other assets	34,659
Total Assets	538,804,801
LIABILITIES:
Revolving credit agreement	22,000,000
Payable for investments purchased	333,912
Payable for investment advisory fee	429,536
Payable for directors’ fees	20,783
Payable for interest expense	22,403
Accrued expenses	82,235
Total Liabilities	22,888,869
Net Assets	$515,915,932
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 43,764,788 shares outstanding (150,000,000 shares authorized)	$366,205,468
Total distributable earnings (loss)	149,710,464
Net Assets (net asset value per share - $11.79)	$515,915,932
Investments at identified cost	$377,073,302

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 31

Royce Micro-Cap Trust

Year Ended December 31, 2020

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$4,238,924
Foreign withholding tax	(144,315)
Interest	7,901
Rehypothecation income	157,549
Total income	4,260,059
EXPENSES:
Investment advisory fees	4,626,259
Interest expense	358,601
Administrative and office facilities	185,594
Stockholder reports	125,004
Directors’ fees	79,088
Custody and transfer agent fees	75,262
Professional fees	67,858
Other expenses	56,379
Total expenses	5,574,045
Net investment income (loss)	(1,313,986)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	27,288,405
Foreign currency transactions	(7,871)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	99,192,464
Other assets and liabilities denominated in foreign currency	1,923
Net realized and unrealized gain (loss) on investments and foreign currency	126,474,921
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$125,160,935

32 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/20	YEAR ENDED 12/31/19

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,313,986)	$382,166
Net realized gain (loss) on investments and foreign currency	27,280,534	21,750,780
Net change in unrealized appreciation (depreciation) on investments and foreign currency	99,194,387	52,498,864
Net increase (decrease) in net assets from investment operations	125,160,935	74,631,810
DISTRIBUTIONS:
Total distributable earnings	(26,108,860)	(27,923,323)
Total distributions	(26,108,860)	(27,923,323)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	12,056,861	12,599,364
Total capital stock transactions	12,056,861	12,599,364
Net Increase (Decrease) In Net Assets	111,108,936	59,307,851
NET ASSETS:
Beginning of year	404,806,996	345,499,145
End of year	$515,915,932	$404,806,996

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 33

Royce Micro-Cap Trust

 Year Ended December 31, 2020

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$125,160,935
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(72,745,719)
Proceeds from sales and maturities of long-term investments	77,112,913
Net purchases, sales and maturities of short-term investments	10,813,844
Net (increase) decrease in dividends and interest receivable and other assets	69,810
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	63,123
Net change in unrealized appreciation (depreciation) on investments	(99,192,464)
Net realized gain (loss) on investments	(27,288,405)
Net cash provided by operating activities	13,994,037
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(26,108,860)
Reinvestment of distributions	12,056,861
Net cash used for financing activities	(14,051,999)
INCREASE (DECREASE) IN CASH:	(57,962)
Cash and foreign currency at beginning of year	67,624
Cash and foreign currency at end of year	$9,662

Supplemental disclosure of cash flow information:

For the year ended December 31, 2020, the Fund paid $390,445 in interest expense.

34 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net Asset Value, Beginning of Period	$9.63	$8.53	$10.48	$9.63	$8.59
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)	0.01	0.01	0.06	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.86	1.81	(1.18)	1.52	1.70
Net increase (decrease) in net assets from investment operations	2.83	1.82	(1.17)	1.58	1.73
DISTRIBUTIONS:
Net investment income	(0.08)	(0.03)	(0.00)	(0.06)	(0.08)
Net realized gain on investments and foreign currency	(0.53)	(0.65)	(0.75)	(0.63)	(0.56)
Total distributions	(0.61)	(0.68)	(0.75)	(0.69)	(0.64)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.06)	(0.04)	(0.03)	(0.04)	(0.05)
Total capital stock transactions	(0.06)	(0.04)	(0.03)	(0.04)	(0.05)
Net Asset Value, End of Period	$11.79	$9.63	$8.53	$10.48	$9.63
Market Value, End of Period	$10.12	$8.54	$7.42	$9.44	$8.16
TOTAL RETURN:[1]
Net Asset Value	33.60%	22.44%	(11.62)%	17.67%	21.98%
Market Value	29.32%	24.82%	(14.65)%	25.09%	22.30%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[2]	1.19%	0.85%	0.923%[3]	0.49%	0.87%
Other operating expenses	0.24%	0.35%	0.43%	0.40%	0.39%
Total expenses (net)	1.43%	1.20%	1.35%	0.89%	1.26%
Expenses excluding interest expense	1.34%	1.01%	1.05%	0.62%	1.02%
Expenses prior to balance credits	1.43%	1.20%	1.35%	0.89%	1.26%
Net investment income (loss)	(0.34)%	0.10%	0.10%	0.56%	0.32%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$515,916	$404,807	$345,499	$409,905	$363,701
Portfolio Turnover Rate	17%	15%	21%	15%	26%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2445%	1940%	1670%	1011%	908%
Asset coverage per $1,000	$24,451	$19,400	$16,705	$10,109	$9,082

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[2]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

[3]	Includes the impact of the adjustment of prior period’s performance fees of 0.06%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities and foreign securities that were fair valued are noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$506,818,530	$23,830,767	$201,500	$530,850,797
Warrants	287,000	–	5,000	292,000
Repurchase Agreement	–	6,976,156	–	6,976,156

36	|	2020 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/19	SALES	TRANSFERS IN	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/20
Common Stocks	$241,800	$0	$0	$(2,003,114)	$1,962,814	$201,500
Warrants	0	–	–	–	5,000	5,000

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2020 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

2020 Annual Report to Stockholders	|	37

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 1,745,537 and 1,519,172 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2020 and December 31, 2019, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $22,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

As of December 31, 2020, the Fund has outstanding borrowings of $22,000,000. During the year ended December 31, 2020, the Fund borrowed an average daily balance of $22,000,000 at a weighted average borrowing cost of 1.60%. The maximum amount outstanding during the year ended December 31, 2020, was $22,000,000. As of December 31, 2020, the aggregate value of rehypothecated securities was $17,650,495. During the year ended December 31, 2020, the Fund earned $157,549 in fees from rehypothecated securities.

Investment Advisory Agreement:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Royce, the investment adviser to the Fund, became an indirect, majority-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940, consummation of the transaction automatically terminated the investment advisory agreement that was in place for the Fund prior to the transaction. Royce continues to provide uninterrupted services to the Fund pursuant to a new investment advisory agreement that was approved by the Fund’s stockholders. The terms and conditions of the Fund’s new investment advisory agreement are substantially identical to those of its prior investment advisory agreement. The Fund’s contractual investment advisory fee rate under the new investment advisory agreement did not change from the prior investment advisory agreement. Royce has continued to operate as an independent investment organization with its own brand after completion of the transaction. There have been no changes to the management or investment teams at Royce as a result of the transaction.

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

38	|	2020 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement (continued):

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the twelve rolling 36-month periods in 2020, the Fund’s investment performance ranged from 1% below to 10% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,923,194 and a net upward adjustment of $703,065 for the performance of the Fund relative to that of the Russell 2000. For the year ended December 31, 2020, the Fund expensed Royce investment advisory fees totaling $4,626,259.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2020, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $69,867,266 and $70,857,630, respectively. Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act.

Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the year ended December 31, 2020, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$3,614,947	$ –	$ –

Tax Information:

Distributions during the years ended December 31, 2020 and 2019, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS
2020	2019	2020	2019
$7,185,672	$2,744,066	$18,923,188	$25,179,257

The tax basis components of distributable earnings at December 31, 2020, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS
$ –	$768,761	$149,122,471	$(180,768)	$149,710,464
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2020, the Fund had no reclassifications.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2017-2020) and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued.

2020 Annual Report to Stockholders	|	39

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Micro-Cap Trust, Inc. (the “Fund”) as of December 31, 2020, the related statements of operations and cash flows for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 22, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

40	|	2020 Annual Report to Stockholders

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2020 Annual Report to Stockholders	|	41

MANAGER’S DISCUSSION (UNAUDITED)

Royce Value Trust (RVT)

Chuck Royce

FUND PERFORMANCE

In as extreme a year as we can remember, Royce Value Trust (“RVT”) outpaced both of its unleveraged small-cap benchmarks on an NAV (net asset value) basis. For 2020, the Fund gained 21.9% based on NAV and 19.2% based on market price, compared to respective advances of 20.0% and 11.2% for the Russell 2000 and S&P SmallCap 600 Indexes for the same period. We were equally if not more pleased that on an NAV basis, RVT outpaced the Russell 2000 for the one-, three-, five-, 20-, 25-, 30-year, and since inception (11/26/86) periods ended 12/31/20. The Fund also beat the Russell 2000 on a market price basis for the five-, 20-, 25-, 30-year, and since inception periods ended 12/31/20.

WHAT WORKED… AND WHAT DIDN’T

Eight of the Fund’s 11 equity sectors finished 2020 in the black, led by Information Technology, which more than doubled the respective impacts made by the second- and third-best contributors, Consumer Discretionary and Health Care. Energy and Utilities were the only sector detractors while Real Estate was flat for the year. At the industry level, two industries from Information Technology led—semiconductors & semiconductor equipment and electronic equipment, instruments & components—while energy equipment & services (Energy) and marine (Industrials) were the two biggest detractors.

Bandwidth, RVT’s top-contributing position, is a communications platform-as-a-service (CPaaS) company that offers cloud-based software to integrate voice and text into online applications. The company benefited from the dramatic increase in the need for work-from-home and related remote technologies in 2020, which helped its shares reach triple-digit percentage growth. The company boasts an impressive roster of customers, including Microsoft, Google, and Zoom, while in November it announced the acquisition of Belgian competitor Voxbone, which opens Bandwidth to business in more than 60 countries. The portfolio’s next top-contributing position was e-commerce retailer Etsy, which focuses on handmade or vintage items and craft supplies. Its business was growing at a steady pace prior to 2020, but revenues reached triple-digit rates in 2020’s fiscal second quarter and stayed enviably high in the third quarter. While much of its sales were attributable to face masks, the company also had success with several other major categories in 2020, including apparel, personal care, and homewares.

Offshore transport solutions specialist SEACOR Marine Holdings detracted most at the position level. In May, the company reported that it was anticipating a significant negative impact on revenues through the rest of 2020 as a result of the pandemic, which, along with plummeting oil and gas prices, greatly reduced demand for its services. We finished exiting our position in December. Kirby Corporation also detracted notably in 2020. The company operates barges for petrochemicals and refined petroleum products on U.S. inland waterways. With chemical volume demand and exports hit hard during the pandemic, Kirby’s inland barge utilization rates fell close to an all-time low, hitting 73% in the second quarter. Kirby’s segment that services the oil and gas and commercial & industrial markets ran a loss in 2020 due to lower U.S. fleet miles, fewer fleet repairs, and depressed demand for hydraulic fracturing. We will continue to closely assess its prospects for recovery as cyclical industry dynamics are increasingly overwhelming the positive attributes we see in its business model.

Looking at attribution for the calendar year, stock selection had the most significant impact on outperformance, most notably in Financials, Real Estate (where our lower exposure helped even more), and Materials. Conversely, our substantially lower weight hurt in Health Care, as did ineffective stock selection. Greater exposure to the struggling Energy sector hampered relative results—our stock picks in the sector detracted only marginally—while stock selection hurt enough in Industrials to outweigh the positive effect of our sector overweight.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]
Bandwidth Cl. A	1.47	SEACOR Marine Holdings	-0.74
Etsy	1.32	Kirby Corporation	-0.71
Virgin Galactic Holdings	1.15	Pason Systems	-0.50
Camping World Holdings Cl. A	0.98	ProAssurance Corporation	-0.49
Quaker Chemical	0.87	RBC Bearings	-0.48
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The positive news on vaccines was, in our view, the critical element in the recent small-cap surge. We believe the reality of vaccines has allowed investors to see past the current economic uncertainty to a tangible return to something like normal. These very encouraging developments seem to have led them to take a fresh look at those companies, particularly in more cyclical areas, that had been relatively neglected for the last few years. Many of these companies should receive an additional boost from ongoing monetary and fiscal stimulus, along with an anticipated increase in the latter. We believe these measures will only add to the strength of the global economy, which was beginning to accelerate before the pandemic. Our outlook for cyclicals in 2021 and 2022 is therefore brighter than it was at the beginning of last year. Following the vaccine roll-out, all of these developments should support higher growth rates than we were looking for a year ago. However, growth is likely to be unevenly distributed—and that is where we think active managers can offer an edge. The ability to recognize patterns, understand industry dynamics, and evaluate management teams should all prove crucial in such a climate.

42 | 2020 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance
Average Annual Total Return (%) Through 12/31/20
	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	33.78	21.85	10.79	15.53	10.26	8.53	9.51	10.52	11.84	10.82

1 Not Annualized

Market Price Performance History Since Inception (11/26/86)
Cumulative Performance of Investment through 12/31/20[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	19.2%	107.0%	166.6%	180.0%	518.3%	2635.7%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets
MKS Instruments	2.1
Quaker Chemical	1.7
Colfax Corporation	1.6
Upland Software	1.5
FLIR Systems	1.5
Cirrus Logic	1.2
Bandwidth Cl. A	1.2
IES Holdings	1.2
AutoCanada	1.2
Etsy	1.2

Portfolio Sector Breakdown
% of Net Assets
Information Technology	25.0
Industrials	23.4
Financials	14.4
Consumer Discretionary	11.3
Materials	10.5
Health Care	7.1
Real Estate	3.5
Energy	2.7
Communication Services	2.3
Consumer Staples	2.2
Diversified Investment Companies	0.1
Utilities	0.1
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-2.6

Calendar Year Total Returns (%)
YEAR	RVT
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3
2009	44.6
2008	-45.6
2007	5.0
2006	19.5

Portfolio Diagnostics
Fund Net Assets	$1,889 million
Number of Holdings	488
Turnover Rate	36%
Net Asset Value	$18.52
Market Price	$16.14
Net Leverage [1]	2.6%
Average Market Capitalization [2]	$2,278 million
Weighted Average P/E Ratio [3,4]	25.5x
Weighted Average P/B Ratio [3]	2.6x
Active Share [5]	87%
U.S. Investments (% of Net Assets)	86.7%
Non-U.S. Investments (% of Net Assets)	15.9%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (28% of portfolio holdings as of 12/31/20).

[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/16 and 6/30/18 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2020.

2020 Annual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments
Common Stocks – 102.6%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
Bandwidth Cl. A [1]	147,600	$22,681,692
Cogent Communications Holdings [2]	18,332	1,097,537
Liberty Latin America Cl. C [1],[2]	319,528	3,543,565
		27,322,794
ENTERTAINMENT - 0.3%
†IMAX Corporation [1]	300,000	5,406,000
Marcus Corporation (The)	6,051	81,567
		5,487,567
INTERACTIVE MEDIA & SERVICES - 0.5%
†Eventbrite Cl. A [1]	273,300	4,946,730
QuinStreet [1],[2]	180,254	3,864,646
		8,811,376
MEDIA - 0.1%
comScore [1],[2],[3]	808,910	2,014,186
Gannett Company [1]	183,929	618,002
Meredith Corporation	4,636	89,011
		2,721,199
Total (Cost $44,155,540)		44,342,936

CONSUMER DISCRETIONARY – 11.3%
AUTO COMPONENTS - 2.0%
Cooper Tire & Rubber	1,404	56,862
Cooper-Standard Holdings [1]	892	30,926
Dorman Products [1],[2],[3]	29,900	2,595,918
†Fox Factory Holding Corporation [1]	2,800	295,988
Gentex Corporation [2]	130,650	4,432,955
LCI Industries [2]	116,865	15,155,053
Patrick Industries [2]	216,502	14,797,912
Standard Motor Products [2]	5,794	234,425
Superior Industries International [1]	136,901	559,925
		38,159,964
AUTOMOBILES - 0.0%
Winnebago Industries	9,700	581,418
DISTRIBUTORS - 0.2%
Core-Mark Holding Company [2]	21,802	640,325
LKQ Corporation [1],[2],[3]	81,100	2,857,964
Weyco Group [2]	5,499	87,104
		3,585,393
DIVERSIFIED CONSUMER SERVICES - 0.6%
American Public Education [1]	20,118	613,197
Collectors Universe [2]	71,100	5,360,940
Perdoceo Education [1]	25,174	317,947
Regis Corporation [1]	22,670	208,337
Universal Technical Institute [1]	639,032	4,128,147
		10,628,568
HOTELS, RESTAURANTS & LEISURE - 0.6%
Century Casinos [1]	55,340	353,623
Lindblad Expeditions Holdings [1],[2],[3]	415,200	7,108,224
Red Robin Gourmet Burgers [1]	1,543	29,672
Ruth’s Hospitality Group	33,184	588,352
†Scientific Games [1]	53,000	2,198,970
		10,278,841
HOUSEHOLD DURABLES - 0.6%
Cavco Industries [1],[2],[3]	14,700	2,579,115
Ethan Allen Interiors [2]	159,260	3,218,644
Hooker Furniture	2,400	77,400
La-Z-Boy	27,002	1,075,760
Meritage Homes [1]	17,989	1,489,849
Skyline Champion [1]	94,790	2,932,803
		11,373,571
INTERNET & DIRECT MARKETING RETAIL - 1.7%
Etsy [1],[2],[3]	122,100	21,722,811
PetMed Express	16,879	541,141
Shutterstock	25,386	1,820,176
Stamps.com [1]	42,747	8,386,534
		32,470,662
LEISURE PRODUCTS - 0.9%
Brunswick Corporation	212,800	16,223,872
Johnson Outdoors Cl. A	2,730	307,480
MasterCraft Boat Holdings [1]	24,968	620,205
Sturm, Ruger & Co.	8,062	524,594
		17,676,151
MULTILINE RETAIL - 0.0%
Big Lots	1,224	52,546
SPECIALTY RETAIL - 3.3%
America’s Car-Mart [1],[2],[3]	108,300	11,895,672
†Asbury Automotive Group [1]	6,513	949,205
AutoCanada	1,176,100	21,814,534
Barnes & Noble Education [1]	91,318	424,629
Buckle (The)	59,884	1,748,613
Caleres	3,803	59,517
Camping World Holdings Cl. A [2]	367,313	9,568,504
CarMax [1]	7,000	661,220
Cato Corporation (The) Cl. A	59,394	569,588
Chico’s FAS	10,856	17,261
Children’s Place [1]	1,559	78,106
Genesco [1]	4,412	132,757
Haverty Furniture	28,713	794,489
Hibbett Sports [1]	9,359	432,199
†MarineMax [1]	1,508	52,825
Michaels Companies [1]	139,804	1,818,850
†OneWater Marine Cl. A [1]	304,900	8,869,541
Rent-A-Center	15,666	599,851
Shoe Carnival [2]	14,869	582,567
Sleep Number [1]	11,632	952,195
Zumiez [1]	16,646	612,240
		62,634,363
TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Canada Goose Holdings [1]	328,000	9,764,560
G-III Apparel Group [1]	8,609	204,378
J G Boswell Company [4]	3,940	2,297,020
†Kontoor Brands	7,130	289,193
Movado Group [1]	22,825	379,351
Ralph Lauren Cl. A	79,900	8,288,826
Steven Madden	34,458	1,217,057
Vera Bradley [1]	28,720	228,611
Wolverine World Wide [2]	99,362	3,105,062
		25,774,058
Total (Cost $139,240,653)		213,215,535

CONSUMER STAPLES – 2.2%
FOOD PRODUCTS - 0.9%
John B Sanfilippo & Son	5,034	396,981
Nomad Foods [1],[2]	143,600	3,650,312
Seneca Foods Cl. A [1],[2],[3]	239,393	9,551,781

44 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
FOOD PRODUCTS (continued)
Tootsie Roll Industries [2]	140,656	$4,177,483
		17,776,557
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	18,933	731,003
WD-40 Company	1,983	526,844
		1,257,847
PERSONAL PRODUCTS - 1.1%
†e.l.f. Beauty [1]	528,000	13,300,320
Inter Parfums [2],[3]	116,565	7,051,017
USANA Health Sciences [1]	3,561	274,553
		20,625,890
TOBACCO - 0.1%
Universal Corporation	14,694	714,275
†Vector Group	18,389	214,232
		928,507
Total (Cost $26,609,545)		40,588,801

DIVERSIFIED INVESTMENT COMPANIES – 0.1%
CLOSED-END FUNDS - 0.1%
†CC Neuberger Principal Holdings I Cl. A [1]	100,000	1,084,000
†Eagle Point Credit	42,054	424,325
Eagle Point Income	44	634
Total (Cost $1,404,495)		1,508,959

ENERGY – 2.7%
ENERGY EQUIPMENT & SERVICES - 2.0%
Bristow Group [1]	239,378	6,300,429
Computer Modelling Group	1,333,624	5,112,802
†DMC Global	1,983	85,765
Helmerich & Payne [2]	99,170	2,296,777
KLX Energy Services Holdings [1]	3,149	20,343
Newpark Resources [1]	67,354	129,320
Oil States International [1]	18,753	94,140
Pason Systems	1,736,330	10,748,904
ProPetro Holding [1]	58,953	435,663
RPC [1]	17,530	55,219
TGS-NOPEC Geophysical [4]	836,960	12,777,936
		38,057,298
OIL, GAS & CONSUMABLE FUELS - 0.7%
Bonanza Creek Energy [1]	39,692	767,246
Callon Petroleum [1]	6,325	83,237
CONSOL Energy [1]	118,324	853,116
Dorchester Minerals L.P. [2]	279,148	3,045,505
Dorian LPG [1]	394,936	4,814,270
†Renewable Energy Group [1]	847	59,985
REX American Resources [1]	6,432	472,559
†Talos Energy [1]	13,626	112,278
World Fuel Services [2]	100,913	3,144,449
		13,352,645
Total (Cost $72,260,369)		51,409,943

FINANCIALS – 14.4%
BANKS - 2.7%
Ameris Bancorp	6,385	243,077
Bank of N.T. Butterfield & Son [2]	258,416	8,052,243
Boston Private Financial Holdings	45,074	380,875
†Cadence Bancorporation Cl. A	15,397	252,819
Canadian Western Bank	279,500	6,284,304
†Central Pacific Financial	2,878	54,711
CIT Group	22,000	789,800
Customers Bancorp [1]	11,545	209,888
Dime Community Bancshares	2,577	40,639
Eagle Bancorp	24,425	1,008,752
Farmers & Merchants Bank of Long Beach [4]	730	4,818,000
Fauquier Bankshares [2]	160,800	2,794,704
†FB Financial	1,212	42,093
First BanCorp	127,777	1,178,104
First Citizens BancShares Cl. A	17,276	9,921,088
First Commonwealth Financial	33,351	364,860
First Financial Bancorp	48,359	847,733
First Midwest Bancorp	28,790	458,337
Great Western Bancorp	32,497	679,187
Hanmi Financial	11,849	134,368
HarborOne Bancorp	63,400	688,524
†HBT Financial	40,400	612,060
HomeTrust Bancshares	23,700	457,647
†Pacific Premier Bancorp	14,212	445,262
Preferred Bank	18,034	910,176
Prosperity Bancshares	5,882	407,976
Simmons First National Cl. A	3,466	74,831
†Triumph Bancorp [1]	23,108	1,121,893
†United Community Banks	2,863	81,424
Webster Financial [2]	164,400	6,929,460
†Wintrust Financial	6,000	366,540
		50,651,375
CAPITAL MARKETS - 6.7%
Ares Management Cl. A [2]	165,200	7,772,660
Artisan Partners Asset Management Cl. A [2]	85,610	4,309,607
ASA Gold and Precious Metals	199,821	4,370,085
Ashmore Group [4]	548,400	3,236,824
Barings BDC	191,594	1,762,665
Blucora [1]	5,600	89,096
Bolsa Mexicana de Valores	1,723,106	4,106,983
†BrightSphere Investment Group	2,928	56,452
†Fiera Capital Cl. A	59,500	499,222
Focus Financial Partners Cl. A [1],[2],[3]	50,000	2,175,000
†GCM Grosvenor Cl. A [1]	1,204,887	16,049,095
Golub Capital BDC	2,354	33,286
Houlihan Lokey Cl. A [2]	55,790	3,750,762
Lazard Cl. A [2]	129,125	5,461,988
Moelis & Company Cl. A	21,000	981,960
Morningstar [2]	58,700	13,593,159
Oaktree Strategic Income	4,133	32,031
†Open Lending [1]	264,400	9,243,424
†Portman Ridge Finance	32,829	62,703
Rothschild & Co [1],[4]	50,293	1,583,822
SEI Investments [2]	195,700	11,246,879
Sprott	256,480	7,447,169
Tel Aviv Stock Exchange [4]	332,179	1,693,079
TMX Group	76,000	7,591,044
Virtu Financial Cl. A [2],[3]	683,600	17,206,212
Waddell & Reed Financial Cl. A	84,363	2,148,726
		126,503,933
CONSUMER FINANCE - 0.1%
Enova International [1]	48,849	1,209,990

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 45

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
DIVERSIFIED FINANCIAL SERVICES - 0.4%
Banco Latinoamericano de Comercio Exterior Cl. E	53,700	$850,071
ECN Capital	1,023,900	5,204,362
†Equitable Holdings	50,000	1,279,500
Onex Corporation	9,200	528,048
Waterloo Investment Holdings [1],[5]	2,972,000	743,000
		8,604,981
INSURANCE - 2.8%
Alleghany Corporation	350	211,291
Ambac Financial Group [1]	88,000	1,353,440
Assured Guaranty	63,900	2,012,211
E-L Financial	21,650	12,968,910
Employers Holdings	22,442	722,408
Erie Indemnity Cl. A	28,200	6,925,920
FBL Financial Group Cl. A	7,280	382,273
Fidelity National Financial	446	17,434
First American Financial	8,000	413,040
Independence Holding Company [2]	170,023	6,970,943
†Palomar Holdings [1]	111,347	9,892,067
ProAssurance Corporation [2]	239,901	4,267,839
†ProSight Global [1]	126,410	1,621,840
RLI Corp. [2]	42,540	4,430,541
Stewart Information Services	10,979	530,944
Third Point Reinsurance [1]	10,476	99,732
Universal Insurance Holdings	34,054	514,556
		53,335,389
INVESTMENT COMPANIES - 0.8%
†Jaws Acquisition (Units) [1]	150,000	2,062,500
Oaktree Acquisition (Units) [1]	800,000	12,640,000
		14,702,500
THRIFTS & MORTGAGE FINANCE - 0.9%
Axos Financial [1],[2]	35,701	1,339,858
†Essent Group	10,000	432,000
Flagstar Bancorp	32,821	1,337,784
Genworth MI Canada	65,012	2,217,119
Meridian Bancorp [2]	82,500	1,230,075
Meta Financial Group	1,848	67,563
Mr. Cooper Group [1]	3,189	98,955
NMI Holdings Cl. A [1]	84,142	1,905,816
Provident Bancorp	63,200	758,400
Provident Financial Services	4,035	72,469
Territorial Bancorp	9,300	223,479
Timberland Bancorp [2]	274,457	6,658,327
Walker & Dunlop	12,700	1,168,654
		17,510,499
Total (Cost $212,736,180)		272,518,667

HEALTH CARE – 7.1%
BIOTECHNOLOGY - 1.0%
Acorda Therapeutics [1]	12,892	8,897
Anika Therapeutics [1]	13,020	589,285
†Catalyst Pharmaceuticals [1]	71,610	239,177
†Coherus BioSciences [1]	11,309	196,551
Eagle Pharmaceuticals [1]	11,838	551,296
Emergent BioSolutions [1]	830	74,368
Enanta Pharmaceuticals [1]	9,698	408,286
†United Therapeutics [1]	8,600	1,305,394
Vanda Pharmaceuticals [1]	33,858	444,894
Zealand Pharma [1],[4]	408,857	$14,852,244
		18,670,392
HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
Atrion Corporation	8,296	5,328,023
†BioLife Solutions [1]	424,300	16,925,327
Haemonetics [1]	155,900	18,513,125
Inogen [1]	8,904	397,831
Integer Holdings [1],[2],[3]	42,400	3,442,456
Masimo Corporation [1],[2],[3]	20,000	5,367,600
Meridian Bioscience [1]	194,572	3,636,551
Mesa Laboratories [2]	54,900	15,736,536
Natus Medical [1]	9,280	185,971
Neogen Corporation [1],[2]	1,081	85,723
OraSure Technologies [1]	18,917	200,236
†OrthoPediatrics Corporation [1]	127,300	5,251,125
†SI-BONE [1]	325,800	9,741,420
Surmodics [1],[2]	161,000	7,006,720
		91,818,644
HEALTH CARE PROVIDERS & SERVICES - 0.4%
Community Health Systems [1]	790,000	5,869,700
CorVel Corporation [1]	2,864	303,584
Ensign Group (The)	813	59,284
Magellan Health [1]	16,980	1,406,623
†Providence Service [1]	415	57,532
RadNet [1]	4,582	89,670
Tivity Health [1]	1,622	31,775
U.S. Physical Therapy	7,029	845,237
		8,663,405
HEALTH CARE TECHNOLOGY - 0.2%
HealthStream [1]	7,060	154,190
†NextGen Healthcare [1]	19,477	355,261
Simulations Plus	57,360	4,125,331
		4,634,782
LIFE SCIENCES TOOLS & SERVICES - 0.4%
Bio-Rad Laboratories Cl. A [1]	6,331	3,690,593
Bio-Techne [2]	10,643	3,379,685
Medpace Holdings [1]	4,167	580,046
		7,650,324
PHARMACEUTICALS - 0.2%
Assertio Holdings [1]	156,932	56,119
Corcept Therapeutics [1]	59,129	1,546,815
Innoviva [1]	73,399	909,414
Lannett Company [1]	56,262	366,828
Supernus Pharmaceuticals [1]	26,708	671,973
		3,551,149
Total (Cost $83,762,804)		134,988,696

INDUSTRIALS – 23.4%
AEROSPACE & DEFENSE - 1.7%
Aerojet Rocketdyne Holdings [1]	12,781	675,476
Ducommun [1],[2]	79,100	4,247,670
HEICO Corporation [2]	51,030	6,756,372
HEICO Corporation Cl. A [2]	68,333	7,999,061
Magellan Aerospace	740,921	5,104,782
National Presto Industries	9,535	843,180
Park Aerospace	13,847	185,688
Vectrus [1]	12,400	616,528

46 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Schedule of Investments (continued)

	SHARES	VALUE
INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
Virgin Galactic Holdings [1,2,3]	215,918	$5,123,734
		31,552,491
AIR FREIGHT & LOGISTICS - 0.3%
Echo Global Logistics [1]	36,776	986,333
Forward Air [2]	70,043	5,382,104
Hub Group Cl. A [1]	2,184	124,488
		6,492,925
BUILDING PRODUCTS - 0.7%
American Woodmark [1]	6,364	597,261
Apogee Enterprises	6,082	192,678
Burnham Holdings Cl. B [4]	36,000	432,720
†CSW Industrials	42,700	4,778,557
Gibraltar Industries [1]	9,470	681,272
Insteel Industries	7,207	160,500
PGT Innovations [1]	11,783	239,666
Quanex Building Products	48,705	1,079,790
Simpson Manufacturing [2]	52,462	4,902,574
UFP Industries	14,897	827,528
		13,892,546
COMMERCIAL SERVICES & SUPPLIES - 1.3%
ABM Industries	1,687	63,836
CompX International Cl. A [2]	211,100	3,003,953
Heritage-Crystal Clean [1,2,3]	100,106	2,109,233
Kimball International Cl. B [2]	167,388	2,000,287
PICO Holdings [1,2,3]	406,960	3,805,076
Pitney Bowes	145,515	896,372
Ritchie Bros. Auctioneers [2]	69,800	4,854,590
Tetra Tech	5,628	651,610
UniFirst Corporation	30,994	6,561,120
US Ecology	4,915	178,562
		24,124,639
CONSTRUCTION & ENGINEERING - 3.7%
†APi Group [1]	353,500	6,416,025
Arcosa [2]	138,043	7,582,702
Comfort Systems USA [2]	79,105	4,165,669
EMCOR Group	27,500	2,515,150
IES Holdings [1,2]	490,399	22,577,970
Infrastructure and Energy Alternatives [1]	600,000	9,942,000
Jacobs Engineering Group [2]	33,500	3,650,160
Matrix Service [1]	32,563	358,844
MYR Group [1]	946	56,855
Northwest Pipe [1]	11,131	315,007
Valmont Industries [2]	69,361	12,133,320
		69,713,702
ELECTRICAL EQUIPMENT - 1.0%
AZZ	6,773	321,311
Encore Wire	14,403	872,390
LSI Industries	814,857	6,975,176
Powell Industries [2]	101,805	3,002,229
Preformed Line Products [2]	91,600	6,269,104
Sensata Technologies Holding [1]	9,400	495,756
		17,935,966
INDUSTRIAL CONGLOMERATES - 0.5%
Carlisle Companies	4,600	718,428
Raven Industries [2]	278,525	9,216,392
		9,934,820
MACHINERY - 8.8%
Albany International Cl. A	2,370	174,005
†Allison Transmission Holdings	14,700	634,011
Astec Industries	705	40,805
Barnes Group	1,345	68,178
CIRCOR International [1]	504,633	19,398,093
Colfax Corporation [1,2,3]	798,622	30,539,305
ESCO Technologies [2]	49,020	5,059,844
Franklin Electric [2]	75,561	5,229,577
Helios Technologies [2]	213,914	11,399,477
Hillenbrand	35,537	1,414,373
John Bean Technologies [2]	130,701	14,882,923
Kadant [2]	125,239	17,656,194
Lincoln Electric Holdings [2]	52,600	6,114,750
Lindsay Corporation [2]	112,000	14,387,520
Lydall [1]	17,784	534,054
Meritor [1]	24,580	686,028
Middleby Corporation [1]	71,400	9,204,888
†Miller Industries	18,480	702,610
Mueller Industries	43,558	1,529,321
NN [1]	308,700	2,028,159
Nordson Corporation [2]	15,796	3,174,206
Standex International	624	48,373
Tennant Company [2]	100,700	7,066,119
Wabash National	70,366	1,212,406
Watts Water Technologies Cl. A [2]	55,000	6,693,500
Woodward [2]	48,500	5,894,205
		165,772,924
MARINE - 1.4%
Clarkson [4]	423,000	15,626,020
Kirby Corporation [1,2]	41,200	2,135,396
SEACOR Holdings [1]	218,150	9,042,318
		26,803,734
PROFESSIONAL SERVICES - 1.7%
Exponent [2]	96,000	8,642,880
Forrester Research [1,2,3]	119,077	4,989,326
Heidrick & Struggles International	56,334	1,655,093
Insperity	4,000	325,680
Kelly Services Cl. A	7,419	152,609
Korn Ferry [2]	97,010	4,219,935
ManpowerGroup [2]	3,000	270,540
Morneau Shepell	17,500	426,605
Resources Connection	20,295	255,108
TrueBlue [1,2,3]	47,179	881,775
Upwork [1]	300,000	10,356,000
		32,175,551
ROAD & RAIL - 0.9%
ArcBest	27,231	1,161,947
Landstar System [2]	112,172	15,105,082
Saia [1,2,3]	1,384	250,227
		16,517,256
TRADING COMPANIES & DISTRIBUTORS - 1.4%
Air Lease Cl. A [2]	119,170	5,293,531
Applied Industrial Technologies	9,758	761,026
BMC Stock Holdings [1]	98,800	5,303,584
Boise Cascade	27,619	1,320,188
EVI Industries [1,2]	69,873	2,090,600
†Foundation Building Materials [1]	2,557	49,120
GMS [1]	40,518	1,234,989
Houston Wire & Cable [1,6]	877,363	2,447,843

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 47

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE
INDUSTRIALS (continued)
TRADING COMPANIES & DISTRIBUTORS (continued)
Richelieu Hardware	39,800	$1,033,068
SiteOne Landscape Supply [1,2,3]	25,000	3,965,750
†Transcat [1]	5,600	194,208
Watsco [2]	12,900	2,922,495
		26,616,402
Total (Cost $272,119,437)		441,532,956
INFORMATION TECHNOLOGY – 25.0%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN [2]	214,973	3,175,151
CalAmp Corporation [1]	21,972	217,962
Comtech Telecommunications	29,854	617,680
†NETGEAR [1]	1,121	45,546
		4,056,339
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.0%
Badger Meter	3,560	334,854
Benchmark Electronics	20,983	566,751
Cognex Corporation [2]	206,600	16,586,881
Coherent [1]	82,090	12,315,142
Daktronics	8,143	38,109
Dolby Laboratories Cl. A	2,500	242,825
Fabrinet [1,2]	172,772	13,405,379
FARO Technologies [1,2]	276,397	19,521,920
FLIR Systems [2]	629,237	27,579,458
Insight Enterprises [1,2,3]	28,597	2,175,946
IPG Photonics [1]	51,100	11,435,669
Kimball Electronics [1]	31,797	508,434
Littelfuse [2,3]	20,400	5,195,064
Methode Electronics	5,270	201,736
National Instruments [2]	311,450	13,685,113
nLIGHT [1,2,3]	163,310	5,332,071
OSI Systems [1]	2,270	211,609
PAR Technology [1,2,3]	290,239	18,224,107
PC Connection [1]	1,077	50,931
Plexus Corporation [1]	1,408	110,120
Richardson Electronics [6]	711,475	3,351,047
Rogers Corporation [1]	39,900	6,196,071
Sanmina Corporation [1]	16,253	518,308
ScanSource [1]	5,991	158,043
TTM Technologies [1,2,3]	585,905	8,082,559
Vishay Intertechnology	21,360	442,366
Vishay Precision Group [1]	11,050	347,854
†Vontier Corporation [1]	100,000	3,340,000
		170,158,367
IT SERVICES - 3.7%
Cardtronics [1]	20,118	710,165
†Cass Information Systems	7,930	308,556
Computer Services [4]	46,292	2,741,412
CSG Systems International	12,096	545,167
EVERTEC	27,883	1,096,359
†ExlService Holdings [1]	1,297	110,414
Hackett Group (The) [2]	285,266	4,104,978
†International Money Express [1]	590,034	9,157,328
KBR [2]	647,400	20,024,082
ManTech International Cl. A	3,384	300,973
MAXIMUS	4,100	300,079
†Repay Holdings Cl. A [1]	374,000	10,191,500
†Shift4 Payments Cl. A [1]	168,900	12,735,060
Unisys Corporation [1,2,3]	360,000	7,084,800
		69,410,873
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.3%
Advanced Energy Industries [1,2]	7,521	729,311
Axcelis Technologies [1]	21,200	617,344
Brooks Automation [2]	270,400	18,346,640
Cirrus Logic [1,2]	276,900	22,761,180
CMC Materials [2]	64,128	9,702,566
Cohu	8,490	324,148
Diodes [1,2,3]	194,103	13,684,262
Entegris [2]	75,900	7,293,990
Ichor Holdings [1]	11,663	351,581
Kulicke & Soffa Industries [2]	63,660	2,025,025
Lattice Semiconductor [1]	288,700	13,228,234
MKS Instruments	263,779	39,685,551
Nova Measuring Instruments [1,2]	43,970	3,104,282
†NVE Corporation	9,700	544,946
Onto Innovation [1,2,3]	15,276	726,374
Photronics [1]	187,087	2,087,891
Power Integrations	2,378	194,663
Rambus [1]	67,890	1,185,359
SMART Global Holdings [1]	25,316	952,641
Ultra Clean Holdings [1]	14,404	448,685
		137,994,673
SOFTWARE - 4.8%
Blackbaud	12,400	713,744
†ChannelAdvisor Corporation [1]	14,400	230,112
Descartes Systems Group (The) [1,2,3]	264,100	15,444,568
Ebix	5,389	204,620
†Envestnet [1]	1,500	123,435
†Everbridge [1]	60,000	8,944,200
j2 Global [1,2,3]	28,675	2,801,261
Manhattan Associates [1,2,3]	128,800	13,547,184
MicroStrategy Cl. A [1]	207	80,430
Progress Software	9,887	446,793
SVMK [1,2,3]	797,000	20,363,350
Upland Software [1,2,3]	605,600	27,790,984
Xperi Holding [2]	2,959	61,843
		90,752,524
Total (Cost $284,370,572)		472,372,776
MATERIALS – 10.5%
CHEMICALS - 5.6%
Chase Corporation [2]	79,059	7,985,750
Element Solutions [2]	785,500	13,926,915
FutureFuel Corporation	588,405	7,472,743
Hawkins [2]	78,374	4,099,744
Huntsman Corporation	118,900	2,989,146
Innospec [2]	105,783	9,597,692
Minerals Technologies [2]	201,449	12,514,012
Mosaic Company (The)	480,500	11,056,305
NewMarket Corporation	8,000	3,186,320
Quaker Chemical	123,489	31,290,878
Stepan Company	2,760	329,323
Tredegar Corporation	7,992	133,466
Trinseo	24,902	1,275,231
		105,857,525

48 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Schedule of Investments (continued)

	SHARES	VALUE
MATERIALS (continued)
CONSTRUCTION MATERIALS - 0.2%
Imerys [4]	90,000	$4,253,512
U.S. Concrete [1]	6,620	264,602
		4,518,114
CONTAINERS & PACKAGING - 0.1%
Myers Industries	38,215	794,108
UFP Technologies [1]	4,060	189,196
		983,304
METALS & MINING - 4.2%
Alamos Gold Cl. A	2,091,300	18,269,507
Ferroglobe (Warranty Insurance Trust) [1,5]	49,300	0
Gold Fields ADR	370,000	3,429,900
Haynes International [2]	113,900	2,715,376
Hecla Mining	321,300	2,082,024
IAMGOLD Corporation [1]	600,000	2,202,000
†Kaiser Aluminum	833	82,384
Lundin Mining	640,000	5,681,515
MAG Silver [1]	198,900	4,081,428
Major Drilling Group International [1]	2,217,291	13,395,371
Materion Corporation	3,794	241,754
Pan American Silver	124,627	4,300,878
Pretium Resources [1]	101,000	1,157,663
Reliance Steel & Aluminum [2]	56,200	6,729,950
Royal Gold [2]	16,600	1,765,576
SunCoke Energy	76,256	331,714
VanEck Vectors Junior Gold Miners ETF	155,500	8,434,320
Warrior Met Coal	44,383	946,245
Worthington Industries [2]	64,300	3,301,162
		79,148,767
PAPER & FOREST PRODUCTS - 0.4%
Glatfelter	2,981	48,829
Mercer International	81,197	832,269
Neenah	1,071	59,248
Schweitzer-Mauduit International	30,926	1,243,534
Stella-Jones	170,736	6,207,606
		8,391,486
Total (Cost $134,701,400)		198,899,196
REAL ESTATE – 3.5%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
New York REIT [1,5]	15,000	183,000
OUTFRONT Media	229,900	4,496,844
		4,679,844
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.2%
Colliers International Group	61,600	5,490,408
FirstService Corporation	122,905	16,808,488
FRP Holdings [1,2]	76,558	3,487,217
Jones Lang LaSalle [1]	13,178	1,955,220
Kennedy-Wilson Holdings [2]	532,804	9,531,863
Marcus & Millichap [1,2,3]	253,478	9,436,986
RMR Group (The) Cl. A [2]	80,100	3,093,462
St. Joe Company (The) [2]	78,800	3,345,060
Tejon Ranch [1,2,3]	557,136	8,050,615
		61,199,319
Total (Cost $49,422,510)		65,879,163
UTILITIES – 0.1%
WATER UTILITIES - 0.1%
American States Water	11,453	910,628
Total (Cost $940,950)		910,628
TOTAL COMMON STOCKS
(Cost $1,321,724,455)		1,938,168,256
WARRANTS – 0.0%
INFORMATION TECHNOLOGY – 0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
eMagin Corporation (Warrants) [1,5]	50,000	5,000
Total (Cost $0)		5,000
TOTAL WARRANTS
(Cost $0)		5,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 49

December 31, 2020

Royce Value Trust

Schedule of Investments (continued)

VALUE
REPURCHASE AGREEMENT– 1.3%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $23,367,895 (collateralized by obligations of various U.S. Government Agencies, 0.125% due 12/31/22, valued at $23,835,300)
(Cost $23,367,895)	$23,367,895

TOTAL INVESTMENTS – 103.9%
(Cost $1,345,092,350)	1,961,541,151

LIABILITIES LESS CASH AND OTHER ASSETS – (3.9)%	(72,934,955)

NET ASSETS – 100.0%	$1,888,606,196

ADR – American Depository Receipt

†	New additions in 2020.

[1]	Non-income producing.

[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2020. Total market value of pledged securities at December 31, 2020, was $203,413,452.

[3]	At December 31, 2020, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $58,333,577.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[5]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]	At December 31, 2020, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2020, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,352,974,703. At December 31, 2020, net unrealized appreciation for all securities was $608,566,448 consisting of aggregate gross unrealized appreciation of $690,302,491 and aggregate gross unrealized depreciation of $81,736,043. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

50 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	December 31, 2020

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies	$1,932,374,366
Affiliated Companies	5,798,890
Repurchase agreements (at cost and value)	23,367,895
Cash	262
Foreign currency (cost $68,878)	69,043
Receivable for investments sold	1,954,225
Receivable for dividends	809,651
Prepaid expenses and other assets	759,704
Total Assets	1,965,134,036
LIABILITIES:
Revolving credit agreement	70,000,000
Payable for investments purchased	4,439,049
Payable for investment advisory fee	1,769,992
Payable for directors’ fees	41,623
Payable for interest expense	71,284
Accrued expenses	205,892
Total Liabilities	76,527,840
Net Assets	$1,888,606,196
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 101,972,697 shares outstanding (150,000,000 shares authorized)	$1,251,492,256
Total distributable earnings (loss)	637,113,940
Net Assets (net asset value per share - $18.52)	$1,888,606,196
Investments at identified cost	$1,321,724,455

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 51

Royce Value Trust	Year Ended December 31, 2020

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$22,783,046
Affiliated Companies	170,754
Foreign withholding tax	(703,579)
Interest	94,904
Rehypothecation income	305,536
Total income	22,650,661
EXPENSES:
Investment advisory fees	17,287,050
Interest expense	1,141,003
Administrative and office facilities	695,510
Stockholder reports	386,528
Custody and transfer agent fees	194,880
Directors’ fees	161,314
Professional fees	147,603
Other expenses	154,139
Total expenses	20,168,027
Net investment income (loss)	2,482,634
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	121,579,077
Foreign currency transactions	(30,507)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	197,937,773
Investments in Affiliated Companies	(2,075,885)
Other assets and liabilities denominated in foreign currency	13,604
Net realized and unrealized gain (loss) on investments and foreign currency	317,424,062
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$319,906,696

52 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/20	YEAR ENDED 12/31/19

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,482,634	$10,410,880
Net realized gain (loss) on investments and foreign currency	121,548,570	78,224,189
Net change in unrealized appreciation (depreciation) on investments and foreign currency	195,875,492	295,900,611
Net increase (decrease) in net assets from investment operations	319,906,696	384,535,680
DISTRIBUTIONS:
Total distributable earnings	(103,833,503)	(105,830,150)
Total distributions	(103,833,503)	(105,830,150)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	44,493,510	45,227,078
Total capital stock transactions	44,493,510	45,227,078
Net Increase (Decrease) In Net Assets	260,566,703	323,932,608
NET ASSETS:
Beginning of year	1,628,039,493	1,304,106,885
End of year	$1,888,606,196	$1,628,039,493

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 53

Royce Value Trust	Year Ended December 31, 2020

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$319,906,696
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(555,522,704)
Proceeds from sales and maturities of long-term investments	622,602,907
Net purchases, sales and maturities of short-term investments	(11,214,895)
Net (increase) decrease in dividends and interest receivable and other assets	412,105
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	658,543
Net change in unrealized appreciation (depreciation) on investments	(195,861,888)
Net realized gain (loss) on investments	(121,579,077)
Net cash provided by operating activities	59,401,687
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(103,833,503)
Reinvestment of distributions	44,493,510
Net cash used for financing activities	(59,339,993)
INCREASE (DECREASE) IN CASH:	61,694
Cash and foreign currency at beginning of year	7,611
Cash and foreign currency at end of year	$69,305

Supplemental disclosure of cash flow information:

For the year ended December 31, 2020, the Fund paid $1,242,322 in interest expense.

54 | 2020 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net Asset Value, Beginning of Period	$16.58	$13.73	$17.50	$15.85	$13.56
INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.11	0.18	0.13	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	3.02	3.90	(2.46)	2.74	3.27
Net increase (decrease) in net assets from investment operations	3.05	4.01	(2.28)	2.87	3.39
DISTRIBUTIONS:
Net investment income	(0.09)	(0.11)	(0.19)	(0.13)	(0.13)
Net realized gain on investments and foreign currency	(0.95)	(0.99)	(1.07)	(1.03)	(0.89)
Total distributions	(1.04)	(1.10)	(1.26)	(1.16)	(1.02)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.07)	(0.06)	(0.06)	(0.06)	(0.08)
Effect of rights offering			(0.17)
Total capital stock transactions	(0.07)	(0.06)	(0.23)	(0.06)	(0.08)
Net Asset Value, End of Period	$18.52	$16.58	$13.73	$17.50	$15.85
Market Value, End of Period	$16.14	$14.77	$11.80	$16.17	$13.39
TOTAL RETURN:[1]
Net Asset Value	21.85%	30.46%	(14.45)%	19.31%	26.87%
Market Value	19.20%	35.23%	(20.43)%	30.49%	23.48%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[2]	1.15%	0.49%	0.42%	0.43%	0.51%
Other operating expenses	0.19%	0.27%	0.21%	0.22%	0.22%
Total expenses (net)	1.34%	0.76%	0.63%	0.65%	0.73%
Expenses excluding interest expense	1.26%	0.61%	0.52%	0.54%	0.62%
Expenses prior to balance credits	1.34%	0.76%	0.63%	0.65%	0.73%
Net investment income (loss)	0.16%	0.69%	1.06%	0.80%	0.85%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,888,606	$1,628,039	$1,304,107	$1,480,449	$1,296,012
Portfolio Turnover Rate	36%	30%	28%	19%	28%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2798%	2426%	2998%	2215%	1951%
Asset coverage per $1,000	$27,980	$24,258	$29,980	$22,149	$19,514

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[2]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Annual Report to Stockholders | 55

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities and foreign securities that were fair valued are noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$1,872,929,667	$64,312,589	$926,000	$1,938,168,256
Warrants	–	–	5,000	5,000
Repurchase Agreement	–	23,367,895	–	23,367,895

56 | 2020 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/19	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/20
Common Stocks	$1,085,100	$10,500	$0	$(148,600)	$926,000
Warrants	0	–	–	5,000	5,000
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2020 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

CAPITAL GAINS TAXES:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

2020 Annual Report to Stockholders | 57

Royce Value Trust

Notes to Financial Statements (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 3,754,864 and 3,207,809 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2020 and December 31, 2019, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $70,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $150,000,000.

As of December 31, 2020, the Fund has outstanding borrowings of $70,000,000. During the year ended December 31, 2020, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 1.60%. The maximum amount outstanding during the year ended December 31, 2020, was $70,000,000. As of December 31, 2020, the aggregate value of rehypothecated securities was $58,333,577. During the year ended December 31, 2020, the Fund earned $305,536 in fees from rehypothecated securities.

58 | 2020 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Royce, the investment adviser to the Fund, became an indirect, majority-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940, consummation of the transaction automatically terminated the investment advisory agreement that was in place for the Fund prior to the transaction. Royce continues to provide uninterrupted services to the Fund pursuant to a new investment advisory agreement that was approved by the Fund’s stockholders. The terms and conditions of the Fund’s new investment advisory agreement are substantially identical to those of its prior investment advisory agreement. The Fund’s contractual investment advisory fee rate under the new investment advisory agreement did not change from the prior investment advisory agreement. Royce has continued to operate as an independent investment organization with its own brand after completion of the transaction. There have been no changes to the management or investment teams at Royce as a result of the transaction.

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the twelve rolling 60-month periods in 2020, the Fund’s investment performance ranged from 2% below to 23% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $12,618,331 and a net upward adjustment of $4,668,719 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2020, the Fund expensed Royce investment advisory fees totaling $17,287,050.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2020, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $556,634,049 and $621,550,034, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the year ended December 31, 2020, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$19,532,118	$870,464	$(922,571)

Tax Information:

Distributions during the years ended December 31, 2020 and 2019, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS
2020	2019	2020	2019
$10,601,401	$15,576,453	$93,232,102	$90,253,697

The tax basis components of distributable earnings at December 31, 2020, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS
$19,570,094	$8,965,635	$608,578,211	$–	$637,113,940
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

2020 Annual Report to Stockholders | 59

Royce Value Trust

Notes to Financial Statements (continued)

Tax Information (continued):

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2020, the Fund recorded the following permanent reclassificatons, which relate primarily to publicly traded partnerships and Trusts and gains from the sale of Passive Foreign Investment Companies.

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
$199	$(199)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2017-2020) and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2020:

AFFILIATED COMPANY	SHARES 12/31/19	MARKET VALUE 12/31/19	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/20	MARKET VALUE 12/31/20
INDUSTRIALS - 0.1%
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Houston Wire & Cable [1,2]	877,363	$3,869,171	–	–	–	$(1,421,328)	$–	877,363	$2,447,843
		3,869,171			–	(1,421,328)	–		2,447,843
INFORMATION TECHNOLOGY - 0.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.2%
Richardson Electronics [1]	711,475	4,005,604	–	–	–	(654,557)	170,754	711,475	3,351,047
		4,005,604			–	(654,557)	170,754		3,351,047
		$7,874,775			–	$(2,075,885)	$170,754		$5,798,890

1 At December 31, 2020, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

2 Non-income producing.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued.

60 | 2020 Annual Report to Stockholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Value Trust, Inc. (the “Fund”) as of December 31, 2020, the related statements of operations and cash flows for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers
LLP New York, New York
February 22, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

2020 Annual Report to Stockholders | 61

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE [2]	MARKET VALUE [2]
Royce Global Value Trust
10/17/13	Initial Purchase	$ 8,975	$ 8.975	1,000	$ 9,780	$ 8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95
12/31/20		$ 8,975		1,168	$ 17,462	$ 15,604

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$ 7,500	$ 7.500	1,000	$7,250	$ 7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19³		8.237	578	28,205	24,807
3/11/09	Distribution $0.22³		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53³		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120
12/31/20		$ 8,900		13,376	$ 128,811	$ 135,365

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

62	|	This page is not part of the 2020 Annual Audited Financial Statements

History Since Inception (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE²	MARKET VALUE²
Royce Value Trust
11/26/86	Initial Purchase	$ 10,000	$ 10.000	1,000	$ 9,280	$ 10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72³		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32³		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78³		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357
12/31/20		$ 53,211		28,291	$ 523,949	$ 456,617

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

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Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2020.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2020. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

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Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Director1, President
Age: 55 | Number of Funds Overseen: 16 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director
Age: 71 | Number of Funds Overseen: 16 | Tenure: Since 2009
Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Director
Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Cecile B. Harper, Director2
Age: 57 | Number of Funds Overseen: 3 | Tenure: Since 2020
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Board Member of Pyramid Peak Foundation (since January 2012); and Chief Operating Officer at the College Foundation at the University of Virginia (since October 2019). Ms. Harper’s prior business experience includes serving as Principal of Southeastern Asset Management (from December 1993 to September 2019); and a Board Member of Regional One Health Foundation (from June 2013 to September 2019).

Arthur S. Mehlman, Director
Age: 78 | Number of Funds Overseen: 36 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

G. Peter O’Brien, Director
Age: 74 | Number of Funds Overseen: 36 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director
Age: 62 | Number of Funds Overseen: 16 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 52 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 58 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 54 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 53 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 60 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Director.

[2]	Became a Director effective as of the close of business on September 24, 2020.

Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

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Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2020, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2020 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2000 Pure Value Index is an unmanaged index composed of securities with strong value characteristics selected from the Russell 2000 Index. Securities are weighted based on their style score. The Russell 2000 Pure Growth Index is an unmanaged index composed of securities with strong growth characteristics selected from the Russell 2000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The Nasdaq 100 is an unmanaged, capitalization-weighted index. It measures the performance of the 100 largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. The ISM Manufacturing Index (ISM) monitors employment, production, inventories, new orders and supplier deliveries.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Royce Micro-Cap Trust, Inc. normally invests at least 80% of its assets in the equity securities of micro-cap companies while Royce Value Trust, Inc. normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies. In 2020, these Funds updated their definitions of micro-cap and small-cap companies for these purposes. Accordingly, micro-cap companies are now those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution and small-cap companies are now those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

• the Funds’ future operating results

• the prospects of the Funds’ portfolio companies

• the impact of investments that the Funds have made or may make

• the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

• the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason. The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or

66 | This page is not part of the 2020 Annual Audited Financial Statements

Notes to Performance and Other Important Information (continued)

otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2020. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2016, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

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Results of Stockholders Meeting

Royce Value Trust, Inc.

At a Special Meeting of Stockholders convened virtually on July 29, 2020, the Fund’s stockholders approved a new investment advisory agreement between the Fund and Royce & Associates, LP.

VOTES FOR	VOTES WITHHELD	VOTES ABSTAIN
47,575,661	2,436,608	1,357,715

At the 2020 Annual Meeting of Stockholders convened virtually on September 24, 2020, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES AGAINST	VOTES ABSTAIN
Christopher D. Clark	85,367,358	3,827,150	7,119,385
Christopher C. Grisanti	80,960,685	8,233,823	746,227
Cecile B. Harper	85,304,922	3,889,586	1,620,188

Royce Micro-Cap Trust, Inc.

At a Special Meeting of Stockholders convened virtually on July 14, 2020, the Fund’s stockholders approved a new investment advisory agreement between the Fund and Royce & Associates, LP.

VOTES FOR	VOTES WITHHELD	VOTES ABSTAIN
47,575,661	2,436,608	1,357,715

At the 2020 Annual Meeting of Stockholders convened virtually on September 24, 2020, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES AGAINST	VOTES ABSTAIN
Christopher D. Clark	35,833,397	1,028,708	7,119,385
Christopher C. Grisanti	34,839,425	2,022,680	746,227
Cecile B. Harper	35,795,629	1,066,476	1,620,188

Royce Global Value Trust, Inc.

At a Special Meeting of Stockholders convened virtually on December 17, 2020, the Fund’s stockholders approved a new investment advisory agreement between the Fund and Royce & Associates, LP.

VOTES FOR	VOTES WITHHELD	VOTES ABSTAIN
6,574,395	1,142,600	81,376

At the 2020 Annual Meeting of Stockholders convened virtually on September 24, 2020, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES AGAINST	VOTES ABSTAIN
Christopher D. Clark	6,379,414	1,028,708	7,119,385
Christopher C. Grisanti	6,343,456	2,022,680	746,227
Cecile B. Harper	6,394,872	1,066,476	1,620,188

68 | This page is not part of the 2020 Annual Audited Financial Statements

About Royce Investment Partners	Contact Us

Unparalleled Knowledge + Experience	GENERAL INFORMATION
Pioneers in small-cap investing, with 45+ years	General Royce Funds information including an
of experience, depth of knowledge, and focus.	overview of our firm and Funds
(800) 221-4268
Independent Thinking
The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the	COMPUTERSHARE
tenacity to stay the course through market cycles.	Transfer Agent and Registrar
Speak with a representative about:
Specialized Approaches	• Your account, transactions, and forms
U.S., international, and global investment strategies	(800) 426-5523
that pursue approaches with different risk profiles.

Unwavering Commitment	FINANCIAL ADVISORS AND BROKER-DEALERS
Our team of 18 portfolio managers has significant	Speak with your regional Royce contact regarding:
personal investments in the strategies they manage.	• Information about our firm, strategies, and Funds
• Fund Materials
(800) 337-6923

CE-REP-1220

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Audit Committee Financial Experts, effective February 16, 2011. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2020 - $21,865

Year ended December 31, 2019 - $21,436

(b)	Audit-Related Fees:

Year ended December 31, 2020 - $0

Year ended December 31, 2019 - $0

(c)	Tax Fees:

Year ended December 31, 2020 - $9,850

Year ended December 31, 2019 - $9,657 - Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2020 - $0

Year ended December 31, 2019 - $0

(e)(1)       Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2020 - $9,850 Year ended December 31, 2019 - $9,657

(h)	No such services were rendered during 2020 or 2019.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields are members of the Registrant’s audit committee.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Royce & Associates, LP (“Royce”) has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third-party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.

Certain Royce portfolio managers may provide instructions that they do not want regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all matters, both regularly recurring and non-regularly recurring, will be obtained from such portfolio managers. Under certain circumstances, Royce may also vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A portfolio manager of Royce may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third-party vendors).

To further Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third-party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.roycefunds.com or by calling 212-508-4500. Additionally, you can obtain information on how your securities were voted by calling 212-508-4500.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (Portfolio Manager assignments are as of January 1, 2021).

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	Portfolio Manager and Member of the Board of Directors of the Registrant	Since October 2013	Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), investment adviser to the Registrant, Member of the boards of directors/trustees of the Registrant, Royce Micro-Cap Trust, Inc. (“RMT”), Royce Value Trust, Inc. (“RVT”), The Royce Fund, and Royce Capital Fund (collectively, “The Royce Funds”).
James J. Harvey	Assistant Portfolio Manager*	Since January 1, 2021	Assistant Portfolio Manager of the Registrant (since January 1, 2021); and Portfolio Manager at Royce (since 2009).
* Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of Registrant’s Portfolio Manager. `

12(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (Information regarding number and value of accounts managed provided as of December 31, 2020; Portfolio Manager assignments are as of January 1, 2021).

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	8	7,561,280,532	2	2,404,522,128
	Private pooled investment vehicles	3	75,889,947	--	--
	Other accounts*	12	55,941,563	--	--
James J. Harvey
	Registered investment companies	1	83,751,999	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (RVT and RMT) is based, in part, on performance-based fee revenues. RVT and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of January 1, 2021)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by Charles M. Royce that relates to each of RMT and RVT is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (Information regarding dollar range of Registrant’s shares beneficially owned provided as of December 31, 2020; Portfolio Manager assignments are as of January 1, 2021).

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce (Portfolio Manager)	Over $1,000,000
James J. Harvey (Assistant Portfolio Manager)	$0

(b) Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE GLOBAL VALUE TRUST, INC.		ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Treasurer

Date: March 1, 2021		Date: March 1, 2021